SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

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	Filed by a Party other than the Registrant	[ ]

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[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12

Fidelity Select Portfolios
(Name of Registrant as Specified In Its Charter)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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FIDELITY® SELECT PORTFOLIOS®

82 Devonshire Street, Boston, Massachusetts 02109
1-800-544-3198

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of Fidelity Select Portfolios:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of all of the funds of Fidelity Select Portfolios (the trust), will be held at an office of the trust, 27 State Street, 10th Floor, Boston, Massachusetts 02109 on September 20, 2006, at 9:00 a.m. Eastern Time (ET). The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

1. To elect a Board of Trustees.

2a-10a.. To modify the fundamental "invests primarily" policy of Banking Portfolio, Business Services and Outsourcing Portfolio, Construction and Housing Portfolio, Consumer Industries Portfolio, Cyclical Industries Portfolio, Developing Communications Portfolio, Food and Agriculture Portfolio, Home Finance Portfolio, and Industrial Materials Portfolio.

2b-10b. To modify the fundamental concentration policy of Banking Portfolio, Business Services and Outsourcing Portfolio, Construction and Housing Portfolio, Consumer Industries Portfolio, Cyclical Industries Portfolio, Developing Communications Portfolio, Food and Agriculture Portfolio, Home Finance Portfolio, and Industrial Materials Portfolio.

The Board of Trustees has fixed the close of business on July 24, 2006 as the record date for the determination of the shareholders of each of the funds entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,
ERIC D. ROITER Secretary

July 24, 2006

Your vote is important - please vote your shares promptly.

Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to vote using the touch-tone telephone or internet voting instructions found below or indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1. Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

		REGISTRATION	VALID SIGNATURE
A.	1)	ABC Corp.	John Smith, Treasurer
	2)	ABC Corp.	John Smith, Treasurer
		c/o John Smith, Treasurer
B.	1)	ABC Corp. Profit Sharing Plan	Ann B. Collins, Trustee
	2)	ABC Trust	Ann B. Collins, Trustee
	3)	Ann B. Collins, Trustee u/t/d 12/28/78	Ann B. Collins, Trustee
C.	1)	Anthony B. Craft, Cust.	Anthony B. Craft
		f/b/o Anthony B. Craft, Jr.
		UGMA

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE
OR THROUGH THE INTERNET

1. Read the proxy statement, and have your proxy card handy.

2. Call the toll-free number or visit the web site indicated on your proxy card.

3. Enter the number found in the shaded box on the front of your proxy card.

4. Follow the recorded or on-line instructions to cast your vote.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF
FIDELITY SELECT PORTFOLIOS

TO BE HELD ON SEPTEMBER 20, 2006

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Select Portfolios (the trust) to be used at the Special Meeting of Shareholders of Air Transportation Portfolio, Automotive Portfolio, Banking Porfolio, Biotechnology Portfolio, Brokerage and Investment Management Portfolio, Business Services and Outsourcing Portfolio, Chemicals Portfolio, Computers Portfolio, Construction and Housing Portfolio, Consumer Industries Portfolio, Cyclical Industries Portfolio, Defense and Aerospace Portfolio, Developing Communications Portfolio, Electronics Portfolio, Energy Portfolio, Energy Service Portfolio, Environmental Portfolio, Financial Services Portfolio, Food and Agriculture Portfolio, Gold Portfolio, Health Care Portfolio, Home Finance Portfolio, Industrial Equipment Portfolio, Industrial Materials Portfolio, Insurance Portfolio, Leisure Portfolio, Medical Delivery Portfolio, Medical Equipment and Systems Portfolio, Multimedia Portfolio, Natural Gas Portfolio, Natural Resources Portfolio, Networking and Infrastructure Portfolio, Paper and Forest Products Portfolio, Pharmaceuticals Portfolio, Retailing Portfolio, Software and Computer Services Portfolio, Technology Portfolio, Telecommunications Portfolio, Transportation Portfolio, Utilities Growth Portfolio, Wireless Portfolio, and Money Market Portfolio, (the funds) and at any adjournments thereof (the Meeting), to be held on September 20, 2006 at 9:00 a.m. ET at 27 State Street, 10th Floor, Boston, Massachusetts 02109, an office of the trust and Fidelity Management & Research Company (FMR), the funds' investment adviser.

The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy on or about July 24, 2006. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the trust. In addition, D.F. King & Co., Inc. may be paid on a per-call basis to solicit shareholders by telephone on behalf of the fund at an anticipated cost of approximately $____. The fund may also arrange to have votes recorded by telephone. D.F. King & Co., Inc. may be paid on a per-call basis for vote-by-phone solicitations on behalf of the fund at an anticipated cost of approximately $_____. In addition, D.F. King & Co., Inc. may be paid on a per-call basis to solicit shareholders by telephone on behalf of the funds. The funds may also arrange to have votes recorded by telephone. D.F. King & Co., Inc. may be paid on a per-call basis for vote-by-phone solicitations on behalf of the funds. The approximate anticipated total cost of these services is as follows:

Fund Name	Estimated cost for D.F. King & Co., Inc. to call and solicit vote	Estimated cost for D.F. King & Co., Inc. to receive vote over the phone
Air Transportation Portfolio	$	$
Automotive Portfolio	$	$
Banking Portfolio	$	$
Biotechnology Portfolio	$	$
Brokerage and Investment Management Portfolio	$	$
Business Services and Outsourcing Portfolio	$	$
Chemicals Portfolio	$	$
Computers Portfolio	$	$
Construction and Housing Portfolio	$	$
Consumer Industries Portfolio	$	$
Cyclical Industries Portfolio	$	$
Defense and Aerospace Portfolio	$	$
Developing Communications Portfolio	$	$
Electronics Portfolio	$	$
Energy Portfolio	$	$
Energy Service Portfolio	$	$
Environmental Portfolio	$	$
Financial Services Portfolio	$	$
Food and Agriculture Portfolio	$	$
Gold Portfolio	$	$
Health Care Portfolio	$	$
Home Finance Portfolio	$	$
Industrial Equipment Portfolio	$	$
Industrial Materials Portfolio	$	$
Insurance Portfolio	$	$
Leisure Portfolio	$	$
Medical Delivery Portfolio	$	$
Medical Equipment and Systems Portfolio	$	$
Multimedia Portfolio	$	$
Natural Gas Portfolio	$	$
Natural Resources Portfolio	$	$
Networking and Infrastructure Portfolio	$	$
Paper and Forest Products Portfolio	$	$
Pharmaceuticals Portfolio	$	$
Retailing Portfolio	$	$
Software and Computer Services Portfolio	$	$
Technology Portfolio	$	$
Telecommunications Portfolio	$	$
Transportation Portfolio	$	$
Utilities Growth Portfolio	$	$
Wireless Portfolio	$	$
Money Market Portfolio	$	$

If the funds record votes by telephone or through the internet, they will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

The expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations will be paid by the funds provided the expenses do not exceed each fund's existing voluntary expense cap of 1.25%.

Expenses exceeding each fund's voluntary expense cap will be paid by FMR. The funds will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares. The costs are allocated among the funds based upon the number of shareholder accounts in each fund.

The following table summarizes the proposals applicable to each fund:

Proposal #	Proposal Description	Applicable Fund(s)	Page
#1.	To elect as Trustees the nominees presented in Proposal 1.	All
#2a-10a.	To modify the fundamental "invests primarily" policy.

Banking Portfolio, Business Services and Outsourcing Portfolio, Construction and Housing Portfolio, Consumer Industries Portfolio, Cyclical Industries Portfolio, Developing Communications Portfolio, Food and Agriculture Portfolio, Home Finance Portfolio, and Industrial Materials Portfolio

#2b-10b.	To modify the fundamental concentration policy.

Banking Portfolio, Business Services and Outsourcing Portfolio, Construction and Housing Portfolio, Consumer Industries Portfolio, Cyclical Industries Portfolio, Developing Communications Portfolio, Food and Agriculture Portfolio, Home Finance Portfolio, and Industrial Materials Portfolio

The principal business address of FMR, each fund's investment adviser and administrator, and FMR Co., Inc. (FMRC), sub-adviser to the funds, is One Federal Street, Boston, Massachusetts 02110. The principal business address of Fidelity Distributors Corporation (FDC), each fund's principal underwriter and distribution agent, is 82 Devonshire Street, Boston, Massachusetts, 02109. The principal business address of Fidelity Investments Money Management, Inc. (FIMM), sub-adviser to Money Market Portfolio, is One Spartan Way, Merrimack, New Hampshire 03054. Fidelity Management & Research (U.K.) Inc. (FMR U.K.), located at 25 Lovat Lane, London, EC3R 8LL, England; Fidelity Research & Analysis Company (FRAC) (formerly known as Fidelity Management & Research (Far East) Inc. (FMR Far East)), located at 82 Devonshire Street, Boston, Massachusetts, 02109; Fidelity Investments Japan Limited (FIJ), located at Shiroyama JT Mori Building, 4-3-1 Toranomon Minato-ku, Tokyo 105, Japan; Fidelity International Investment Advisors (FIIA), located at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda; and Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L), located at 25 Cannon Street, London, England EC4M5TA are also sub-advisers to the funds.

If the enclosed proxy is executed and returned, or an internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy, by the trust's receipt of a subsequent valid internet or telephonic vote, or by attending the Meeting and voting in person.

All proxies solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a properly executed proxy or voting instruction form, it will be voted FOR the matters specified on the proxy or voting instruction form. All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum, as will broker non-votes. (Broker non-votes are shares for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.)

With respect to fund shares held in Fidelity individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders only in accordance with such instructions. If Fidelity IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them, in the same proportion as other Fidelity IRA shareholders have voted.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Please visit www.fidelity.com/proxies to determine the status of this scheduled Meeting.

Shares of each fund issued and outstanding as of May 31, 2006 are indicated in the following table:

Fund Name	Number of Shares
Air Transportation Portfolio
Automotive Portfolio
Banking Portfolio
Biotechnology Portfolio
Brokerage and Investment Management Portfolio
Business Services and Outsourcing Portfolio
Chemicals Portfolio
Computers Portfolio
Construction and Housing Portfolio
Consumer Industries Portfolio
Cyclical Industries Portfolio
Defense and Aerospace Portfolio
Developing Communications Portfolio
Electronics Portfolio
Energy Portfolio
Energy Service Portfolio
Environmental Portfolio
Financial Services Portfolio
Food and Agriculture Portfolio
Gold Portfolio
Health Care Portfolio
Home Finance Portfolio
Industrial Equipment Portfolio
Industrial Materials Portfolio
Insurance Portfolio
Leisure Portfolio
Medical Delivery Portfolio
Medical Equipment and Systems Portfolio
Multimedia Portfolio
Natural Gas Portfolio
Natural Resources Portfolio
Networking and Infrastructure Portfolio
Paper and Forest Products Portfolio
Pharmaceuticals Portfolio
Retailing Portfolio
Software and Computer Services Portfolio
Technology Portfolio
Telecommunications Portfolio
Transportation Portfolio
Utilities Growth Portfolio
Wireless Portfolio
Money Market Portfolio

[As of May 31, 2006, the nominees and officers of the trust owned, in the aggregate, less than 1% of the fund['s/s'] outstanding shares.]

[To the knowledge of the trust, substantial (5% or more) [record] [or] [beneficial] ownership of [each/the fund(s) [and class] on May 31, 2006 was as follows:]

[To the knowledge of the trust, no [other] shareholder owned of record or beneficially more than 5% of the outstanding shares of the fund[s] on that date.]

FMR has advised the trust that certain shares are registered to FMR or an FMR affiliate. To the extent that FMR or an FMR affiliate has discretion to vote, these shares will be voted at the Meeting FOR each proposal. Otherwise, these shares will be voted in accordance with the plan or agreement governing the shares. Although the terms of the plans and agreements vary, generally the shares must be voted either (i) in accordance with instructions received from shareholders or (ii) in accordance with instructions received from shareholders and, for shareholders who do not vote, in the same proportion as certain other shareholders have voted.

Shareholders of record at the close of business on July 24, 2006 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date.

Only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household is a fund shareholder of record. If you need additional copies of this Proxy Statement, please contact Fidelity at 1-800-544-8544. If you do not want the mailing of this Proxy Statement to be combined with those for other members of your household, contact Fidelity in writing at P.O. Box 770001, Cincinnati, Ohio 45277-0002.

For a free copy of each fund's annual report for the fiscal year ended February 28, 2006 call 1-800-544-3198, log-on to www.fidelity.com, or write to FDC at 82 Devonshire Street, Boston, Massachusetts 02109.

VOTE REQUIRED: Approval of Proposal [1] requires the affirmative vote of a plurality of the shares of the entire trust voted in person or by proxy at the Meeting. Approval of Proposals 2a through 10b require the affirmative vote of a "majority of the outstanding voting securities" of the appropriate fund. Under the Investment Company Act of 1940 (1940 Act), the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. With respect to each Proposal, votes to ABSTAIN and broker non-votes, if applicable, will have the same effect as votes cast AGAINST the Proposal.

[1]. TO ELECT A BOARD OF TRUSTEES.

The purpose of this proposal is to elect a Board of Trustees of the trust. Pursuant to the provisions of the Declaration of Trust of the trust, the Trustees have determined that the number of Trustees shall be fixed at 13. It is intended that the enclosed proxy will be voted for the nominees listed below unless such authority has been withheld in the proxy. A nominee shall be elected immediately upon shareholder approval, unless he or she is proposed to begin service at a later date. It is proposed that James H. Keyes begin serving as a Trustee on or about January 1, 2007, replacing William O. McCoy, who is scheduled to retire at the end of 2006.

Except for Albert R. Gamper, Jr. and Mr. Keyes, all nominees named below are currently Trustees of the trust and have served in that capacity continuously since originally elected or appointed. Dennis J. Dirks, Stephen P. Jonas, Cornelia M. Small, and Kenneth L. Wolfe were selected by the trust's Governance and Nominating Committee (see page __) and were appointed to the Board on January 1, 2005, May 19, 2005, January 1, 2005, and January 1, 2005, respectively. Mr. Gamper and Mr. Keyes are currently Members of the Advisory Board of the trust. Mr. Gamper and Mr. Keyes were selected by the trust's Governance and Nominating Committee and were appointed as Members of the Advisory Board effective June 1, 2005 and March 1, 2006, respectively.

Except for William O. McCoy, Mr. Gamper, and Mr. Keyes, each of the nominees oversees 335 funds advised by FMR or an affiliate. Mr. McCoy oversees 337 funds advised by FMR or an affiliate. Mr. Gamper is currently a Trustee overseeing 280 funds advised by FMR or an affiliate. Mr. Gamper is currently a Member of the Advisory Board of 55 funds advised by FMR or an affiliate, including the funds in this proxy statement. Mr. Gamper is currently a nominee for Trustee for [__] additional funds advised by FMR or an affiliate, including the funds in this proxy statement. Mr. Keyes does not currently serve as a Trustee of any fund advised by FMR or an affiliate; Mr. Keyes is currently a Member of the Advisory Board of 335 funds advised by FMR or an affiliate. Mr. Keyes is currently a nominee for Trustee, effective on or about January 1, 2007, for [__] funds advised by FMR or an affiliate, including the funds in this proxy statement.

In the election of Trustees, those nominees receiving the highest number of votes cast at the Meeting, provided a quorum is present, shall be elected.

Interested Nominees*:

Correspondence intended for each Interested Nominee (that is, the nominees that are interested persons (as defined in the Investment Company Act of 1940 (1940 Act))) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation**
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1980

Trustee of Fidelity Select Portfolios. Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Research & Analysis Company.; Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director (2000-present) of FMR Co., Inc.

Stephen P. Jonas (53)

Year of Election or Appointment: 2005

Trustee of Fidelity Select Portfolios. Mr. Jonas is Senior Vice President of Air Transportation Portfolio (2005-present), Automotive Portfolio (2005-present), Banking Portfolio (2005-present), Biotechnology Portfolio (2005-present), Brokerage and Investment Management Portfolio (2005-present), Business Services and Outsourcing Portfolio (2005-present), Chemicals Portfolio (2005-present), Computers Portfolio (2005-present), Construction and Housing Portfolio (2005-present), Consumer Industries Portfolio (2005-present), Cyclical Industries Portfolio (2005-present), Defense and Aerospace Portfolio (2005-present), Developing Communications Portfolio (2005-present), Electronics Portfolio (2005-present), Energy Portfolio (2005-present), Energy Service Portfolio (2005-present), Environmental Portfolio (2005-present), Financial Services Portfolio (2005-present), Food and Agriculture Portfolio (2005-present), Gold Portfolio (2005-present), Health Care Portfolio (2005-present), Home Finance Portfolio (2005-present), Industrial Equipment Portfolio (2005-present), Industrial Materials Portfolio (2005-present), Insurance Portfolio (2005-present), Leisure Portfolio (2005-present), Medical Delivery Portfolio (2005-present), Medical Equipment and Systems Portfolio (2005-present), Multimedia Portfolio (2005-present), Natural Gas Portfolio (2005-present), Natural Resources Portfolio (2005-present), Networking and Infrastructure Portfolio (2005-present), Paper and Forest Products Portfolio (2005-present), Pharmaceuticals Portfolio (2005-present), Retailing Portfolio (2005-present), Software and Computer Services Portfolio (2005-present), Technology Portfolio (2005-present), Telecommunications Portfolio (2005-present), Transportation Portfolio (2005-present), Utilities Growth Portfolio (2005-present), Wireless Portfolio (2005-present), and Money Market Portfolio (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Co. (1998-2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including Chief Financial Officer of FMR. In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Trustee of Fidelity Select Portfolios. Mr. Reynolds is a Director (2003-present) and Chief Operating Officer (2002-present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000-present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Nominees have been determined to be "interested" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

Independent Nominees:

Correspondence intended for each Independent Nominee (that is, the nominees that are not interested persons (as defined in the 1940 Act)) may be sent to Fidelity Investments, P. O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation*
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Trustee of Fidelity Select Portfolios. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment to the Advisory Board: 2005

Member of the Advisory Board of Fidelity Select Portfolios. Mr. Gamper also serves as a Trustee (2006-present) or Member of the Advisory Board (2005-present) of other investment companies advised by FMR. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

Robert M. Gates (62)

Year of Election or Appointment: 1997

Trustee of Fidelity Select Portfolios. Dr. Gates is Chairman of the Independent Trustees (2006-present). Dr. Gates is President of Texas A&M University (2002-present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001-present), and Brinker International (restaurant management, 2003-present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001).

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Trustee of Fidelity Select Portfolios. Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display.

James H. Keyes (65)**

Year of Election or Appointment to the Advisory Board: 2006

Member of the Advisory Board of Fidelity Select Portfolios. Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies, 1984-present), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-present).

Marie L. Knowles (59)

Year of Election or Appointment: 2001

Trustee of Fidelity Select Portfolios. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Trustee of Fidelity Select Portfolios. Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (72)***

Year of Election or Appointment: 1997

Trustee of Fidelity Select Portfolios. Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as the Chairman of the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (61)

Year of Election or Appointment: 2005

Trustee of Fidelity Select Portfolios. Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Trustee of Fidelity Select Portfolios. Mr. Stavropoulos is Chairman of the Board (2000-present) and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000, 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Trustee of Fidelity Select Portfolios. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

* Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

** Nominated to serve as Trustee effective on or about January 1, 2007 following the retirement of William O. McCoy.

*** Scheduled to retire at the end of 2006.

[As of May 31, 2006, the nominees, Trustees and officers of the trust and [each/the] fund[s] owned, in the aggregate, less than 1% of [each/the] fund['s] outstanding shares.]

[During the period March 1, 2005 through May 31, 2006, no transactions were entered into by Trustees and nominees as Trustee of the trust involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR Corp.]

If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees. The Advisory Board Members hold office without limit in time except that any Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees.

The trust's Board, which is currently composed of three Interested and nine Independent Trustees, met 12 times during the fiscal year ended February 28, 2006. It is expected that the Trustees will meet at least 11 times a year at regularly scheduled meetings. For additional information on the committees of the funds' Trustees, refer to the section entitled "Standing Committees of the Funds' Trustees" beginning on page __.

The following table sets forth information describing the dollar range of equity securities beneficially owned by each nominee in each fund and in all funds in the aggregate within the same fund family overseen by the nominee as of June 30, 2006.

Interested Nominees
DOLLAR RANGE OF FUND SHARES	Edward C. Johnson 3d	Stephen P. Jonas	Robert L. Reynolds
Air Transportation
Automotive
Banking
Biotechnology
Brokerage and Investment Management
Business Services and Outsourcing
Chemicals
Computers
Construction and Housing
Consumer Industries
Cyclical Industries
Defense and Aerospace
Developing Communications
Electronics
Energy
Energy Service
Environmental
Financial Services
Food and Agriculture
Gold
Health Care
Home Finance
Industrial Equipment
Industrial Materials
Insurance
Leisure
Medical Delivery
Medical Equipment and Systems
Multimedia
Natural Gas
Natural Resources
Networking and Infrastructure
Paper and Forest Products
Pharmaceuticals
Retailing
Software and Computer Services
Technology
Telecommunications
Transportation
Utilities Growth
Wireless
Money Market
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY
Non-Interested Nominees
DOLLAR RANGE OF FUND SHARES	Dennis J. Dirks	Albert R. Gamper, Jr.	Robert M. Gates	George H. Heilmeier	James H. Keyes
Air Transportation
Automotive
Banking
Biotechnology
Brokerage and Investment Management
Business Services and Outsourcing
Chemicals
Computers
Construction and Housing
Consumer Industries
Cyclical Industries
Defense and Aerospace
Developing Communications
Electronics
Energy
Energy Service
Environmental
Financial Services
Food and Agriculture
Gold
Health Care
Home Finance
Industrial Equipment
Industrial Materials
Insurance
Leisure
Medical Delivery
Medical Equipment and Systems
Multimedia
Natural Gas
Natural Resources
Networking and Infrastructure
Paper and Forest Products
Pharmaceuticals
Retailing
Software and Computer Services
Technology
Telecommunications
Transportation
Utilities Growth
Wireless
Money Market
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY
Non-Interested Nominees
DOLLAR RANGE OF FUND SHARES	Marie L. Knowles	Ned C. Lautenbach	William O. McCoy	Cornelia M. Small	William S. Stavropoulos	Kenneth L. Wolfe
Air Transportation
Automotive
Banking
Biotechnology
Brokerage and Investment Management
Business Services and Outsourcing
Chemicals
Computers
Construction and Housing
Consumer Industries
Cyclical Industries
Defense and Aerospace
Developing Communications
Electronics
Energy
Energy Service
Environmental
Financial Services
Food and Agriculture
Gold
Health Care
Home Finance
Industrial Equipment
Industrial Materials
Insurance
Leisure
Medical Delivery
Medical Equipment and Systems
Multimedia
Natural Gas
Natural Resources
Networking and Infrastructure
Paper and Forest Products
Pharmaceuticals
Retailing
Software and Computer Services
Technology
Telecommunications
Transportation
Utilities Growth
Wireless
Money Market
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board for his or her services for the fiscal year ended February 28, 2006, or calendar year ended December 31, 2005, as applicable.

Compensation Table[1]
AGGREGATE COMPENSATION FROM A FUND	Dennis J. Dirks	Albert R. Gamper, Jr2	Robert M. Gates	George H. Heilmeier	James H. Keyes[3]	Marie L. Knowles
Air Transportation	$ 15	$ 12	$ 16	$ 15	$ 0	$ 16
Automotive	$ 7	$ 5	$ 7	$ 6	$ 0	$ 7
Banking	$ 150	$ 100	$ 156	$ 148	$ 0	$ 159
Biotechnology	$ 579	$ 413	$ 604	$ 570	$ 0	$ 616
Brokerage and Investment Management	$ 208	$ 163	$ 222	$ 204	$ 0	$ 221
Business Services and Outsourcing	$ 13	$ 9	$ 13	$ 12	$ 0	$ 13
Chemicals	$ 67	$ 42	$ 69	$ 66	$ 0	$ 71
Computers	$ 211	$ 144	$ 220	$ 208	$ 0	$ 224
AGGREGATE COMPENSATION FROM A FUND	Dennis J. Dirks	Albert R. Gamper, Jr.[2]	Robert M. Gates	George H. Heilmeier	James H. Keyes[3]	Marie L. Knowles
Construction and Housing	$ 94	$ 70	$ 98	$ 92	$ 0	$ 100
Consumer Industries	$ 15	$ 11	$ 16	$ 15	$ 0	$ 16
Cyclical Industries	$ 22	$ 16	$ 23	$ 22	$ 0	$ 24
Defense and Aerospace	$ 264	$ 196	$ 274	$ 259	$ 0	$ 280
Developing Communications	$ 167	$ 115	$ 175	$ 165	$ 0	$ 178
ElectronicsC	$ 953	$ 671	$ 996	$ 940	$ 0	$ 1,014
Energy	$ 638	$ 506	$ 668	$ 624	$ 0	$ 679
Energy Service	$ 406	$ 309	$ 428	$ 398	$ 0	$ 431
Environmental	$ 7	$ 6	$ 7	$ 7	$ 0	$ 7
Financial Services	$ 166	$ 116	$ 174	$ 164	$ 0	$ 177
Food and Agriculture	$ 47	$ 32	$ 49	$ 46	$ 0	$ 50
Gold	$ 271	$ 199	$ 287	$ 266	$ 0	$ 288
Health CareD	$ 771	$ 561	$ 803	$ 758	$ 0	$ 819
Home Finance	$ 122	$ 82	$ 127	$ 121	$ 0	$ 130
Industrial Equipment	$ 16	$ 11	$ 17	$ 16	$ 0	$ 17
Industrial Materials	$ 47	$ 32	$ 50	$ 47	$ 0	$ 50
Insurance	$ 66	$ 48	$ 69	$ 65	$ 0	$ 70
Leisure	$ 72	$ 50	$ 75	$ 71	$ 0	$ 77
Medical Delivery	$ 432	$ 342	$ 452	$ 422	$ 0	$ 459
Medical Equipment and Systems	$ 396	$ 291	$ 413	$ 390	$ 0	$ 421
Multimedia	$ 34	$ 22	$ 36	$ 34	$ 0	$ 36
Natural Gas	$ 473	$ 368	$ 497	$ 463	$ 0	$ 502
Natural Resources	$ 171	$ 135	$ 181	$ 168	$ 0	$ 182
Networking and Infrastructure	$ 36	$ 25	$ 38	$ 36	$ 0	$ 38
Paper and Forest Products	$ 10	$ 7	$ 11	$ 10	$ 0	$ 11
Pharmaceuticals	$ 39	$ 29	$ 41	$ 39	$ 0	$ 42
Retailing	$ 31	$ 20	$ 33	$ 31	$ 0	$ 33
Software and Computer Services	$ 228	$ 158	$ 238	$ 225	$ 0	$ 242
Technology	$ 671	$ 470	$ 700	$ 662	$ 0	$ 713
Telecommunications	$ 123	$ 87	$ 128	$ 121	$ 0	$ 130
Transportation	$ 27	$ 19	$ 29	$ 27	$ 0	$ 29
Utilities Growth	$ 116	$ 81	$ 121	$ 115	$ 0	$ 124
Wireless	$ 146	$ 106	$ 153	$ 144	$ 0	$ 155
Money Market	$ 247	$ 178	$ 258	$ 243	$ 0	$ 262
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 378,500	$ 203,250	$ 373,000	$ 373,000	$ 0	$ 399,000
Compensation Table[1]
AGGREGATE COMPENSATION FROM A FUND	Ned C. Lautenbach	Marvin L. Mann[4]	William O. McCoy	Cornelia M. Small	William S. Stavropoulos	Kenneth L. Wolfe
Air Transportation	$ 16	$ 16	$ 15	$ 16	$ 15	$ 15
Automotive	$ 7	$ 8	$ 6	$ 7	$ 7	$ 6
Banking	$ 150	$ 175	$ 148	$ 150	$ 150	$ 147
Biotechnology	$ 581	$ 657	$ 572	$ 582	$ 579	$ 566
Brokerage and Investment Management	$ 209	$ 203	$ 205	$ 209	$ 207	$ 203
Business Services and Outsourcing	$ 13	$ 14	$ 12	$ 13	$ 13	$ 12
Chemicals	$ 67	$ 81	$ 66	$ 67	$ 67	$ 66
Computers	$ 212	$ 244	$ 208	$ 212	$ 211	$ 207
Construction and Housing	$ 95	$ 107	$ 93	$ 95	$ 94	$ 92
Consumer Industries	$ 15	$ 17	$ 15	$ 15	$ 15	$ 15
Cyclical Industries	$ 23	$ 25	$ 22	$ 23	$ 23	$ 22
Defense and Aerospace	$ 264	$ 297	$ 260	$ 265	$ 263	$ 257
Developing Communications	$ 168	$ 192	$ 165	$ 168	$ 167	$ 164
ElectronicsC	$ 957	$ 1,080	$ 941	$ 958	$ 953	$ 933
Energy	$ 641	$ 679	$ 628	$ 640	$ 635	$ 620
Energy Service	$ 407	$ 427	$ 400	$ 407	$ 404	$ 395
Environmental	$ 7	$ 8	$ 7	$ 7	$ 7	$ 7
Financial Services	$ 167	$ 189	$ 164	$ 167	$ 166	$ 163
Food and Agriculture	$ 47	$ 54	$ 46	$ 47	$ 47	$ 46
Gold	$ 272	$ 284	$ 267	$ 272	$ 270	$ 264
Health CareD	$ 772	$ 865	$ 760	$ 773	$ 768	$ 752
Home Finance	$ 123	$ 143	$ 121	$ 123	$ 122	$ 120
Industrial Equipment	$ 16	$ 18	$ 16	$ 16	$ 16	$ 16
Industrial Materials	$ 47	$ 53	$ 47	$ 47	$ 47	$ 46
Insurance	$ 66	$ 73	$ 65	$ 67	$ 66	$ 65
Leisure	$ 72	$ 82	$ 71	$ 73	$ 72	$ 71
Medical Delivery	$ 433	$ 460	$ 425	$ 433	$ 430	$ 420
Medical Equipment and Systems	$ 397	$ 446	$ 391	$ 398	$ 395	$ 387
AGGREGATE COMPENSATION FROM A FUND	Ned C. Lautenbach	Marvin L. Mann[4]	William O. McCoy	Cornelia M. Small	William S. Stavropoulos	Kenneth L. Wolfe
Multimedia	$ 34	$ 39	$ 34	$ 34	$ 34	$ 33
Natural Gas	$ 474	$ 498	$ 465	$ 475	$ 470	$ 459
Natural Resources	$ 172	$ 176	$ 168	$ 172	$ 170	$ 166
Networking and Infrastructure	$ 36	$ 41	$ 36	$ 36	$ 36	$ 35
Paper and Forest Products	$ 10	$ 10	$ 10	$ 10	$ 10	$ 10
Pharmaceuticals	$ 39	$ 44	$ 39	$ 39	$ 39	$ 38
Retailing	$ 32	$ 37	$ 31	$ 32	$ 32	$ 31
Software and Computer Services	$ 229	$ 261	$ 225	$ 229	$ 228	$ 223
Technology	$ 673	$ 764	$ 662	$ 674	$ 671	$ 656
Telecommunications	$ 123	$ 140	$ 121	$ 123	$ 123	$ 120
Transportation	$ 28	$ 30	$ 27	$ 28	$ 27	$ 27
Utilities Growth	$ 117	$ 136	$ 115	$ 117	$ 116	$ 114
Wireless	$ 147	$ 162	$ 144	$ 147	$ 146	$ 143
Money Market	$ 247	$ 275	$ 243	$ 248	$ 246	$ 241
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 373,000	$ 502,500	$ 415,500B	$ 378,500	$ 379,000	$ 370,000

1 Edward C. Johnson 3d, Stephen P. Jonas, Peter S. Lynch, and Robert L. Reynolds are interested persons and are compensated by FMR.

2 Effective June 1, 2005, Mr. Gamper serves as a Member of the Advisory Board.

3 Effective March 1, 2006, Mr. Keyes serves as a Member of the Advisory Board.

4 Mr. Mann served on the Board of Trustees through December 31, 2005.

A Information is for the calendar year ended December 31, 2005 for 328 funds of 58 trusts in the fund complex. Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 2005, the Trustees accrued required deferred compensation from the funds as follows: Dennis J. Dirks, $148,500; Robert M. Gates, $148,500; George H. Heilmeier, $148,500; Marie L. Knowles, $163,500; Ned C. Lautenbach, $148,500; Marvin L. Mann, $198,500; William O. McCoy, $148,500; Cornelia M. Small, $148,500; William S. Stavropoulos, $148,500; and Kenneth L. Wolfe, $148,500. Certain of the Independent Trustees elected voluntarily to defer a portion of their compensation as follows: Ned C. Lautenbach, $48,134; and William O. McCoy, $93,634.

B Compensation figures include cash and may include amounts deferred at Mr. McCoy's election under a deferred compensation plan adopted by the other open-end registered investment companies in the fund complex (Other Open-End Funds). Pursuant to the deferred compensation plan, Mr. McCoy, as an Independent Trustee, may elect to defer receipt of all or a portion of his annual fees. Amounts deferred under the deferred compensation plan are credited to an account established for Mr. McCoy on the books of the Other Open-End Funds. Interest is accrued on amounts deferred under the deferred compensation plan. For the calendar year ended December 31, 2005, Mr. McCoy voluntarily elected to defer $45,500.

C Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. The amounts required to be deferred by each Independent Trustee are as follows: Dennis J. Dirks, $599; Robert M. Gates, $615; George H. Heilmeier, $582; Marie L. Knowles, $641; Ned C. Lautenbach, $582; Marvin L. Mann, $649; William O. McCoy, $582; Cornelia M. Small, $582; William S. Stavropoulos, $582; and Kenneth L. Wolfe, $640. Certain of the Independent Trustees' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Ned Lautenbach, $184; and William O. McCoy, $184.

D Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. The amounts required to be deferred by each Independent Trustee are as follows: Dennis J. Dirks, $482; Robert M. Gates, $497; George H. Heilmeier, $470; Marie L. Knowles, $517; Ned C. Lautenbach, $470; Marvin L. Mann, $520; William O. McCoy, $470; Cornelia M. Small, $470; William S. Stavropoulos, $470; and Kenneth L. Wolfe, $515. Certain of the Independent Trustees' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Ned Lautenbach, $148; and William O. McCoy, $148.

Under a deferred compensation plan adopted in September 1995 and amended in November 1996 and January 2000 (the Plan), Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Independent Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Independent Trustee or to pay any particular level of compensation to the Independent Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.

Overview of Proposals 2A - 10B

Fidelity recommends changes to its Select Portfolios product line to better align the funds' investment goals with standard industry descriptions and to facilitate adoption of more specific benchmark indices to evaluate fund performance. The changes range from simply adding a new performance benchmark to changing investment policies and fund names in some cases.

For many of the funds, no shareholder vote is required. For funds that might change their fundamental investment policies, however, shareholder approval is required in advance.

The majority of the funds will adopt new sector and industry benchmark indices sponsored by Morgan Stanley Capital International (MSCI). Select Gold and Natural Gas Portfolios will use indices prepared by S&P/Citigroup and S&P, respectively. Select Natural Resources, Air Transportation, Environmental, Networking and Infrastructure, Paper and Forest Products, and Wireless Portfolios will continue to use their current benchmarks for the time being.

For Select Consumer Industries, Cyclical Industries, Developing Communications, Food and Agriculture, Industrial Materials, Business Services and Outsourcing, Construction and Housing, Banking, and Home Finance Portfolios, we are asking shareholders to adopt more specific investment policies, in many cases narrowing the focus of the funds. These funds, except for Construction and Housing, Banking, and Home Finance Portfolios, also will change their names.

Taken together, the benchmark, policy, and name changes will make it easier for investors to distinguish funds in the product line and to evaluate FMR's skill in managing the funds.

FMR and the Board of Trustees believe that the proposed changes are in the funds' and shareholders' best interests.

Fidelity Select Consumer Industries Portfolio

If the proposals below are approved for Fidelity Select Consumer Industries Portfolio, it will be benchmarked to the MSCI Consumer Discretionary Index and renamed Fidelity Select Consumer Discretionary Portfolio.

The Board of Trustees, including the Independent Trustees, recommends modifying Fidelity Select Consumer Industries Portfolio so that it focuses on the consumer discretionary market sector and compares its performance to the MSCI Consumer Discretionary Index. Consumer discretionary companies are a subset of the broader consumer industries sector, which is generally made up of consumer discretionary and consumer staples companies.

Currently, the fund invests primarily in companies engaged in the manufacture and distribution of goods and services to consumers both domestically and internationally. These include companies engaged in the manufacture and distribution of discretionary consumer products and services as well as consumer staples.

Consumer discretionary products and services are non-essentials whose demand tends to increase as consumers' disposable income increases. They include automobiles, apparel, electronics, home furnishings, and leisure products and services, but do not include consumer staples such food, beverages, tobacco, and household and personal care items.

If shareholders approve the proposals that follow, the fund will narrow its focus to invest primarily in securities of companies engaged in the manufacture and distribution of consumer discretionary products and services. As discussed elsewhere in this proxy statement, Fidelity proposes to offer a separate fund focused on consumer staples.

The consumer discretionary sector generally can be affected by the performance of the overall economy, interest rates, consumer confidence, fluctuations in levels of disposable income and consumer spending, and changes in demographics and consumer tastes.

Top ten holdings for the fund's current and proposed benchmark index are shown below. A fund's benchmark index is illustrative of its potential investment universe, and the holdings comparison provides some indication of how the fund's investment universe may change.

Comparison of Index Constituents as of [March 31, 2006] (top ten constituents, in alphabetical order)
Goldman Sachs Consumer Industries Index	MSCI Consumer Discretionary Index
Altria Group Inc	Comcast Corp
Coca Cola Co	Home Depot Inc
Comcast Corp	Lowes Cos
Home Depot Inc	McDonalds Corp
Lowes Cos	News Corp
News Corp	Starbucks Corp
PepsiCo Inc	Target Corp
Procter & Gamble Co	Time Warner Inc
Time Warner Inc	Viacom Inc
Wal-Mart Stores Inc	Walt Disney Co

Bold text indicates constituents in both benchmarks, though not necessarily in the top 10 of both

The fund may or may not hold any of the securities named above. Unlike the MSCI Consumer Discretionary Index, which includes only U.S. companies, the fund currently may invest in both domestic and foreign securities, and will continue to be able to do so. The fund also will retain its flexibility to purchase securities not included in its benchmark.

The MSCI Consumer Discretionary Index is "uncapped," meaning the weighting of a company in the index is determined by its relative size, regardless of how much of the index a company represents. Historically, the fund's benchmark has been "capped," but going forward there is a potential for the fund to be run in a more concentrated manner. The fund may concentrate its assets in relatively few companies or invest a significant percentage of its assets (up to 25%) in a single company. This means the fund's performance could be closely tied to one or a few companies, and its performance could be more volatile.

The following graph and chart below compare the fund's performance to its current and proposed benchmarks. The current and proposed indices provide a representation of the fund's current and proposed investment universe and this chart allows you to compare the performance and volatility of these representations over time.

Select Consumer Industries
50
40
30
20
10
0
−10
−20
−30
13.15
13.18
20.5
38.06
33.60
34.06
27.49
40.79
24.91
10.14
28.21
8.32
−9.33
−25.52
−8.19
−3.14
7.04
2.39
−17.08
−22.44
−13.77
23.90
38.95
25.16
9.23
14.14
11.17
2.82
−4.11
0.04
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
Select Consumer Industries
MSCI Consumer Discretionary
Goldman Sachs Consumer Industries

Annual total returns shown for: Fidelity Select Consumer Industries Portfolio (inception 6/29/90); MSCI Consumer Discretionary Index; Goldman Sachs Consumer Industries Index.

During the periods shown in the chart:	Highest Return (Quarter Ended)	Lowest Return (Quarter Ended)
Select Consumer Industries	27.07% (Q4 98)	-15.61% (Q3 02)
MSCI Consumer Discretionary Index	33.29% (Q4 98)	-21.63% (Q3 01)
Goldman Sachs Consumer Industries Index	27.19% (Q4 98)	-16.48% (Q3 98)

The fund will be benchmarked to the MSCI Consumer Discretionary Index and renamed Fidelity Select Consumer Discretionary Portfolio, and its new policies will take effect on the first day of the month following shareholder approval, provided that FMR may delay changes to the product line until all proposals in this proxy statement have been approved.

If the proposals are approved, the fund also will change its name test policy. This means that instead of normally investing at least 80% of assets in securities of companies principally engaged in the manufacture and distribution of goods and services to consumers, the fund will normally invest at least 80% of assets in securities of companies principally engaged in the manufacture and distribution of consumer discretionary products and services.

None of the changes will be implemented for Fidelity Select Consumer Industries Portfolio and its current name and policies will remain unchanged unless the following proposals are approved.

2A. To modify the fundamental "invests primarily" policy of Fidelity Select Consumer Industries Portfolio.

The fund's current fundamental investment policy concerning its primary investments states that the fund "invests primarily in companies engaged in the manufacture and distribution of goods and services to consumers both domestically and internationally."

The Trustees recommend that shareholders of the fund vote to modify this fundamental investment policy to state that the fund "invests primarily in companies engaged in the manufacture and distribution of [goods and services to consumers both domestically and internationally] consumer discretionary products and services." (proposed additional language is underlined, deleted language is [bracketed])

The primary purpose of the proposal is to facilitate positioning the fund to focus on the consumer discretionary market sector, as explained above. If the proposal is approved, the modified fundamental investment policy cannot be changed again without the approval of shareholders.

CONCLUSION. The Trustees recommend voting FOR the proposal. If this proposal and proposal 2B are not approved by the shareholders of the fund, the fund's current fundamental policies will remain unchanged.

2B. To modify the fundamental concentration policy of Fidelity Select Consumer Industries Portfolio.

The fund's current fundamental investment policy concerning the concentration of its investments within a single industry states: "The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund's total assets would be invested in the securities of issuers principally engaged in the business activities having the specific characteristics denoted by the fund."

The Trustees recommend that shareholders of the fund vote to modify this fundamental investment policy to state: "The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund's total assets would be invested in the securities of issuers principally engaged in [the business activities having the specific characteristics denoted by the fund] the consumer discretionary industries." (proposed additional language is underlined, deleted language is [bracketed])

The primary purpose of the proposal is to facilitate positioning the fund to focus on the consumer discretionary market sector, as explained above. If the proposal is approved, the modified fundamental concentration policy cannot be changed again without the approval of shareholders.

CONCLUSION. The Trustees recommend voting FOR the proposal. If this proposal and proposal 2A are not approved by the shareholders of the fund, the fund's current fundamental policies will remain unchanged.

Fidelity Select Cyclical Industries Portfolio

If the proposals below are approved for Fidelity Select Cyclical Industries Portfolio, it will be benchmarked to the MSCI Industrials Index and renamed Fidelity Select Industrials Portfolio.

The Board of Trustees, including the Independent Trustees, recommends modifying Fidelity Select Cyclical Industries Portfolio so that it focuses on the industrials market sector and compares its performance to the MSCI Industrials Index. Industrials companies are largely a subset of so-called cyclical industries companies.

Currently, the fund invests primarily in companies engaged in the research, development, manufacture, distribution, supply, or sale of materials, equipment, products or services related to cyclical industries. These include companies in the automotive, chemical, construction and housing, defense and aerospace, environmental, industrial equipment and materials, and transportation industries.

If shareholders approve the proposals that follow, the fund will narrow its focus to invest primarily in companies engaged in the research, development, manufacture, distribution, supply, or sale of industrial products, services, or equipment. Like cyclical products, services, and equipment, industrial products, services, and equipment, such as capital goods, construction services, machinery, commercial services, and transportation, are generally considered to be sensitive to the business cycle. As discussed elsewhere in this proxy statement, Fidelity proposes to offer a separate fund focused on materials.

Top ten holdings for the fund's current and proposed benchmark index are shown below. A fund's benchmark index is illustrative of its potential investment universe, and the holdings comparison provides some indication of how the fund's investment universe may change.

Comparison of Index Constituents as of [March 31, 2006] (top ten constituents, in alphabetical order)
Goldman Sachs Cyclical Industries Index	MSCI Industrials Index
3M Co	3M Co
Boeing Co	Boeing Co
Caterpillar Inc	Caterpillar Inc
Daimlerchrysler AG	Emerson Electric Co
Dow Chemical Co	FedEx Corp
DuPont (Ei) De Nemours & Co	General Electric Co
General Electric Co	Honeywell International Inc
Tyco International Ltd	Tyco International Ltd
United Parcel Service Inc	United Parcel Service Inc
United Technologies Corp	United Technologies Corp

Bold text indicates constituents in both benchmarks, though not necessarily in the top 10 of both

The fund may or may not hold any of the securities named above. Unlike the MSCI Industrials Index, which includes only U.S. companies, the fund currently may invest in both domestic and foreign securities, and will continue to be able to do so. The fund also will retain its flexibility to purchase securities not included in its benchmark.

The MSCI Industrials Index is "uncapped," meaning the weighting of a company in the index is determined by its relative size, regardless of how much of the index a company represents. Historically, the fund's benchmark has been "capped," but going forward there is a potential for the fund to be run in a more concentrated manner. The fund may concentrate its assets in relatively few companies or invest a significant percentage of its assets (up to 25%) in a single company. This means the fund's performance could be closely tied to one or a few companies, and its performance could be more volatile.

The following graph and chart below compare the fund's performance to its current and proposed benchmarks. The current and proposed indices provide a representation of the fund's current and proposed investment universe and this chart allows you to compare the performance and volatility of these representations over time.

Select Cyclical Industries
50
40
30
20
10
0
−10
−20
−30
18.60
25.33
22.49
8.77
9.74
4.74
13.05
18.58
11.08
9.80
3.54
−0.19
2.27
−5.03
−3.45
−19.96
−23.53
−15.6
37.64
33.71
35.48
23.48
19.28
19.61
12.33
4.88
3.84
1997
1998
1999
2000
2001
2002
2003
2004
2005
Select Cyclical Industries
MSCI Industrials
Goldman Sachs Cyclical Industries

Annual total returns shown for: Fidelity Select Cyclical Industries Portfolio (inception 3/3/97); MSCI Industrials Index; Goldman Sachs Cyclical Industries Index.

During the periods shown in the chart:	Highest Return (Quarter Ended)	Lowest Return (Quarter Ended)
Select Cyclical Industries	21.17% (Q4 01)	-19.87% (Q3 98)
MSCI Industrials Index	19.62% (Q2 97)	-18.85% (Q3 01)
Goldman Sachs Cyclical Industries Index	19.56% (Q4 03)	-18.51% (Q3 01)

The fund will be benchmarked to the MSCI Industrials Index and renamed Fidelity Select Industrials Portfolio, and its new policies will take effect on the first day of the month following shareholder approval, provided that FMR may delay changes to the product line until all proposals in this proxy statement have been approved.

If the proposals are approved, the fund also will change its name test policy. This means that instead of normally investing at least 80% of assets in securities of companies principally engaged in the research, development, manufacture, distribution, supply, or sale of materials, equipment, products, or services related to cyclical industries, the fund will normally invest at least 80% of assets in securities of companies principally engaged in the research, development, manufacture, distribution, supply, or sale of industrial products, services, or equipment.

None of the changes will be implemented for Fidelity Select Cyclical Industries Portfolio and its current name and policies will remain unchanged unless the following proposals are approved.

3A. To modify the fundamental "invests primarily" policy of Fidelity Select Cyclical Industries Portfolio.

The fund's current fundamental investment policy concerning its primary investments states that the fund "invests primarily in companies engaged in the research, development, manufacture, distribution, supply or sale of materials, equipment, products or services related to cyclical industries."

The Trustees recommend that shareholders of the fund vote to modify this fundamental investment policy to state that the fund "invests primarily in companies engaged in the research, development, manufacture, distribution, supply, or sale of [materials, equipment, products or services related to cyclical industries] industrial products, services, or equipment." (proposed additional language is underlined, deleted language is [bracketed])

The primary purpose of the proposal is to facilitate positioning the fund to focus on the industrials market sector, as explained above. If the proposal is approved, the modified fundamental investment policy cannot be changed again without the approval of shareholders.

CONCLUSION. The Trustees recommend voting FOR the proposal. If this proposal and proposal 3B are not approved by the shareholders of the fund, the fund's current policy will remain unchanged.

3B. To modify the fundamental concentration policy of Fidelity Select Cyclical Industries Portfolio.

The fund's current fundamental investment policy concerning the concentration of its investments within a single industry states: "The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund's total assets would be invested in the securities of issuers principally engaged in the business activities having the specific characteristics denoted by the fund."

The Trustees recommend that shareholders of the fund vote to modify this fundamental investment policy to state: "The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund's total assets would be invested in the securities of issuers principally engaged in [the business activities having the specific characteristics denoted by the fund] the industrials industries." (proposed additional language is underlined, deleted language is [bracketed])

The primary purpose of the proposal is to facilitate positioning the fund to focus on the industrials market sector, as explained above. If the proposal is approved, the modified fundamental concentration policy cannot be changed again without the approval of shareholders.

CONCLUSION. The Trustees recommend voting FOR the proposal. If this proposal and proposal 3A are not approved by the shareholders of the fund, the fund's current policy will remain unchanged.

Fidelity Select Developing Communications Portfolio

If the proposals below are approved for Fidelity Select Developing Communications Portfolio, it will be benchmarked to the MSCI Communications Equipment Index and renamed Fidelity Select Communications Equipment Portfolio.

The Board of Trustees, including the Independent Trustees, recommends modifying Fidelity Select Developing Communications Portfolio so that it focuses on the communications equipment industries and compares its performance to the MSCI Communications Equipment Index. Communications equipment companies are a subset of so-called developing or emerging communications companies, which include communications services.

Currently, the fund invests primarily in companies engaged in the development, manufacture, or sale of emerging communications services or equipment. Emerging communications are those which derive from new technologies or new applications of existing technologies. These communications companies include companies involved in cellular communications, software development, video conferencing, data processing, personal communications networks, special mobile radio, fiber optic transmission, microwave, satellite, local and wide area networking, and other transmission electronics.

If shareholders approve the proposals that follow, the fund will narrow its focus to exclude communications services companies. Instead, the fund will invest primarily in companies engaged in the development, manufacture, or sale of communications equipment. Select Telecommunications, another fund in the Select Portfolio product line, will continue to offer exposure to communications services companies.

The communications equipment industries generally can be affected by intense competition, product compatibility, consumer preferences, corporate capital expenditures, and rapid obsolescence.

Top ten holdings for the fund's current benchmark (a custom Fidelity benchmark prepared by FMR and made up of stocks in the fund's investment universe) and proposed benchmark index are shown below. A fund's benchmark index is illustrative of its potential investment universe, and the holdings comparison provides some indication of how the fund's investment universe may change.

Comparison of Index Constituents as of [March 31, 2006] (top ten constituents, in alphabetical order)
Fidelity Custom Benchmark	MSCI Communications Equipment Index
Cisco Systems Inc	Avaya Inc
Corning Inc	Cisco Systems Inc
Directv Group Inc	Corning Inc
Ericsson (Lm) Tel Co	Harris Corp
Google Inc	JDS Uniphase Corp
Liberty Media Corp	Juniper Networks Inc
>Motorola Inc	Lucent Technologies Inc
Nokia Corp	Motorola Inc
Qualcomm Inc	Qualcomm Inc
Sprint Nextel Corp	Tellabs Inc

Bold text indicates constituents in both benchmarks, though not necessarily in the top 10 of both

The fund may or may not hold any of the securities named above. Unlike the MSCI Communications Equipment Index, which includes only U.S. companies, the fund currently may invest in both domestic and foreign securities, and will continue to be able to do so. The fund also will retain its flexibility to purchase securities not included in its benchmark.

The MSCI Communications Equipment Index is "uncapped," meaning the weighting of a company in the index is determined by its relative size, regardless of how much of the index a company represents. Historically, the fund's benchmark has been "capped," but going forward there is a potential for the fund to be run in a more concentrated manner. The fund may concentrate its assets in relatively few companies or invest a significant percentage of its assets (up to 25%) in a single company. This means the fund's performance could be closely tied to one or a few companies, and its performance could be more volatile.

The following graph and chart below compare the fund's performance to its current and proposed benchmarks. The current and proposed indices provide a representation of the fund's current and proposed investment universe and this chart allows you to compare the performance and volatility of these representations over time.

Select Developing Communications
150
100
50
0
-50
-100
14.55
21.99
9.19
6.04
8.95
25.07
67.68
82.53
73.64
122.50
125.29
131.49
-28.77
-42.01
-48.7
-36.13
-58.20
-38.5
-47.78
-42.85
-47.93
68.09
78.70
74.4
16.52
1.61
19.84
3.52
0.60
4.76
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
Select Developing Communications
MSCI Communications Equipment
Fidelity Custom Benchmark

Annual total returns shown for: Fidelity Select Developing Communications Portfolio (inception 6/29/90); MSCI Communications Equipment Index; Fidelity Custom Benchmark.

During the periods shown in the chart:	Highest Return (Quarter Ended)	Lowest Return (Quarter Ended)
Select Developing Communications	63.51% (Q4 99)	-36.53% (Q4 00)
MSCI Communications Equipment Index	57.58% (Q4 99)	-50.33% (Q1 01)
Fidelity Custom Benchmark Index	59.21% (Q4 99)	-35.03% (Q2 02)

The fund will be benchmarked to the MSCI Communications Equipment Index and renamed Fidelity Select Communications Equipment Portfolio, and its new policies will take effect on the first day of the month following shareholder approval, provided that FMR may delay changes to the product line until all proposals in this proxy statement have been approved.

If the proposals are approved, the fund also will change its name test policy. This means that instead of normally investing at least 80% of assets in securities of companies principally engaged in the development, manufacture, or sale of emerging communications services or equipment, the fund will normally invest at least 80% of assets in securities of companies principally engaged in the development, manufacture, or sale of communications equipment.

None of the changes will be implemented for Fidelity Select Developing Communications Portfolio and its current name and policies will remain unchanged unless the following proposals are approved.

4A. To modify the fundamental "invests primarily" policy of Fidelity Select Developing Communications Portfolio.

The fund's current fundamental investment policy concerning its primary investments states that the fund "invests primarily in companies engaged in the development, manufacture, or sale of emerging communications services or equipment."

The Trustees recommend that shareholders of the fund vote to modify this fundamental investment policy to state that the fund "invests primarily in companies engaged in the development, manufacture, or sale of [emerging] communications [services or] equipment." (proposed deleted language is [bracketed])

The primary purpose of the proposal is to facilitate positioning the fund to focus on the communications equipment industries, as explained above. If the proposal is approved, the modified fundamental investment policy cannot be changed again without the approval of shareholders.

CONCLUSION. The Trustees recommend voting FOR the proposal. If this proposal and proposal 4B are not approved by the shareholders of the fund, the fund's current policy will remain unchanged.

4B. To modify the fundamental concentration policy of Fidelity Select Developing Communications Portfolio.

The fund's current fundamental investment policy concerning the concentration of its investments within a single industry states: "The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund's total assets would be invested in the securities of issuers principally engaged in the business activities having the specific characteristics denoted by the fund."

The Trustees recommend that shareholders of the fund vote to modify this fundamental investment policy to state: "The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund's total assets would be invested in the securities of issuers principally engaged in [the business activities having the specific characteristics denoted by the fund] the communications equipment industries." (proposed additional language is underlined, deleted language is [bracketed])

The primary purpose of the proposal is to facilitate positioning the fund to focus on the communications equipment industries, as explained above. If the proposal is approved, the modified fundamental concentration policy cannot be changed again without the approval of shareholders

CONCLUSION. The Trustees recommend voting FOR the proposal. If this proposal and proposal 4A are not approved by the shareholders of the fund, the fund's current policy will remain unchanged.

Fidelity Select Food and Agriculture Portfolio

If the proposals below are approved for Fidelity Select Food and Agriculture Portfolio, it will be benchmarked to the MSCI Consumer Staples Index and renamed Fidelity Select Consumer Staples Portfolio.

The Board of Trustees, including the Independent Trustees, recommends modifying Fidelity Select Food and Agriculture Portfolio so that it focuses on the consumer staples market sector and compares its performance to the MSCI Consumer Staples Index. Food and agriculture companies are a subset of the broader consumer staples sector, which includes other types of consumer staples companies as well.

Currently, the fund invests primarily in companies engaged in the manufacture, sale, or distribution of food and beverage products, agricultural products, and products related to the development of new food technologies. The fund does not currently invest in consumer staples companies other than food and agriculture-related companies.

If shareholders approve the proposals that follow, the fund will broaden its focus to invest primarily in companies engaged in the manufacture, sale, or distribution of consumer staples such as household and personal care products as well as food, beverages, and tobacco.

The consumer staples sector generally can be affected by demographic and product trends, competitive pricing, marketing campaigns, environmental factors, and government regulation, as well as the performance of the overall economy, interest rates, consumer confidence.

Top ten holdings for the fund's current benchmark (a custom Fidelity benchmark prepared by FMR and made up of stocks in the fund's investment universe) and proposed benchmark index are shown below. A fund's benchmark index is illustrative of its potential investment universe, and the holdings comparison provides some indication of how the fund's investment universe may change.

Comparison of Index Constituents as of [March 31, 2006] (top ten constituents, in alphabetical order)
Fidelity Custom Benchmark	MSCI Consumer Staples Index
Altria Group Inc	Altria Group Inc
Anheuser Busch Cos Inc	Anheuser-Busch Cos Inc
Coca-Cola Co	Coca-Cola Co
Kraft Foods Inc	Colgate-Palmolive Co
McDonalds Corp	Costco Wholesale Corp
Monsanto Co	Kimberly-Clark Corp
PepsiCo Inc	PepsiCo Inc
Starbucks Corp	Procter & Gamble Co
Sysco Corp	Walgreen Co
Unilever Nv	Wal-Mart Stores Inc

Bold text indicates constituents in both benchmarks, though not necessarily in the top 10 of both

The fund may or may not hold any of the securities named above. Unlike the MSCI Consumer Staples Index, which includes only U.S. companies, the fund currently may invest in both domestic and foreign securities, and will continue to be able to do so. The fund also will retain its flexibility to purchase securities not included in its benchmark.

The MSCI Consumer Staples Index is "uncapped," meaning the weighting of a company in the index is determined by its relative size, regardless of how much of the index a company represents. Historically, the fund's benchmark has been "capped," but going forward there is a potential for the fund to be run in a more concentrated manner. The fund may concentrate its assets in relatively few companies or invest a significant percentage of its assets (up to 25%) in a single company. This means the fund's performance could be closely tied to one or a few companies, and its performance could be more volatile.

The following graph and chart below chart compare the fund's performance to its current and proposed benchmarks. The current and proposed indices provide a representation of the fund's current and proposed investment universe and this chart allows you to compare the performance and volatility of these representations over time.

Select Food & Agriculture
40
30
20
10
0
−10
−20
−30
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
13.35
27.28
17.26
30.34
33.97
27.98
15.69
13.89
17.51
−20.47
−15.04
−19.9
29.85
17.17
26.14
−0.47
−4.64
−0.11
−6.67
−3.99
−4.81
14.11
14.18
17.75
15.81
9.29
15.72
5.85
4.53
3.27
Select Food & Agriculture
MSCI Consumer Staples
Fidelity Custom Benchmark

Annual total returns shown for: Fidelity Select Food and Agriculture Portfolio (inception 7/29/85); MSCI Consumer Staples Index; Fidelity Custom Benchmark.

During the periods shown in the chart:	Highest Return (Quarter Ended)	Lowest Return (Quarter Ended)
Select Food and Agriculture	17.29% (Q4 00)	-13.69% (Q3 02)
MSCI Consumer Staples Index	21.14% (Q4 98)	-16.28% (Q1 00)
Fidelity Custom Benchmark Index	19.82% (Q4 00)	-12.28% (Q3 02)

The fund will be benchmarked to the MSCI Consumer Staples Index and renamed Fidelity Select Consumer Staples Portfolio, and its new policies will take effect on the first day of the month following shareholder approval, provided that FMR may delay changes to the product line until all proposals in this proxy statement have been approved.

If the proposals are approved, the fund also will change its name test policy. This means that instead of normally investing at least 80% of assets in securities of companies principally engaged in the manufacture, sale, or distribution of food and beverage products, agricultural products, and products related to the development of new food technologies, the fund will normally invest at least 80% of assets in securities of companies principally engaged in the manufacture, sale, or distribution of consumer staples.

None of the changes will be implemented for Fidelity Select Food and Agriculture Portfolio and its current name and policies will remain unchanged unless the following proposals are approved.

5A. To modify the fundamental "invests primarily" policy of Fidelity Select Food and Agriculture Portfolio.

The fund's current fundamental investment policy concerning its primary investments states that the fund "invests primarily in companies engaged in the manufacture, sale, or distribution of food and beverage products, agricultural products, and products related to the development of new food technologies."

The Trustees recommend that shareholders of the fund vote to modify this fundamental investment policy to state that the fund "invests primarily in companies engaged in the manufacture, sale, or distribution of [food and beverage products, agricultural products, and products related to the development of new food technologies] consumer staples." (proposed additional language is underlined, deleted language is [bracketed])

The primary purpose of the proposal is to facilitate positioning the fund to focus on the consumer staples market sector, as explained above. If the proposal is approved, the modified fundamental investment policy cannot be changed again without the approval of shareholders.

CONCLUSION. The Trustees recommend voting FOR the proposal. If this proposal and proposal 5B are not approved by the shareholders of the fund, the fund's current fundamental policies will remain unchanged.

5B. To modify the fundamental concentration policy of Fidelity Select Food and Agriculture Portfolio.

The fund's current fundamental investment policy concerning the concentration of its investments within a single industry states: "The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund's total assets would be invested in the securities of issuers principally engaged in the business activities having the specific characteristics denoted by the fund."

The Trustees recommend that shareholders of the fund vote to modify this fundamental investment policy to state: "The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund's total assets would be invested in the securities of issuers principally engaged in [the business activities having the specific characteristics denoted by the fund] the consumer staples industries." (proposed additional language is underlined, deleted language is [bracketed])

The primary purpose of the proposal is to facilitate positioning the fund to focus on the consumer staples market sector, as explained above. If the proposal is approved, the modified fundamental concentration policy cannot be changed again without the approval of shareholders.

CONCLUSION. The Trustees recommend voting FOR the proposal. If this proposal and proposal 5A are not approved by the shareholders of the fund, the fund's current fundamental policies will remain unchanged.

Fidelity Select Industrial Materials Portfolio

If the proposals below are approved for Fidelity Industrial Materials Portfolio, it will be benchmarked to the MSCI Materials Index and renamed Fidelity Select Materials Portfolio.

The Board of Trustees, including the Independent Trustees, recommends modifying Fidelity Select Industrial Materials Portfolio so that it focuses on the materials market sector and compares its performance to the MSCI Materials Index. Industrial materials companies are a subset of the broader materials sector, which includes other types of materials companies but excludes certain related services such as trucking and railroads.

Currently, the fund invests primarily in companies engaged in the manufacture, mining, processing, or distribution of raw materials and intermediate goods used in the industrial sector. These materials and goods include chemicals, metals, textiles, wood products, cement, and gypsum. These companies include mining, processing, transportation, and distribution companies, including equipment suppliers and railroads.

If shareholders approve the proposals that follow, the fund will broaden its focus beyond materials used in the industrial sector to invest in companies engaged in the manufacture, mining, processing, or distribution of raw materials and intermediate goods. The fund will invest in all types of materials, including industrial or agricultural materials and unfinished goods, such as chemicals, gases, metals, or other natural or synthetic materials.

The materials industry generally can be affected by the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Top ten holdings for the fund's current benchmark (a custom Fidelity benchmark prepared by FMR and made up of stocks in the fund's investment universe) and proposed benchmark index are shown below. A fund's benchmark index is illustrative of its potential investment universe, and the holdings comparison provides some indication of how the fund's investment universe may change.

Comparison of Index Constituents as of [March 31, 2006] (top ten constituents, in alphabetical order)
Fidelity Custom Benchmark	MSCI Materials Index
3M Co	Alcoa Inc
Alcoa Inc	Dow Chemical Co
Burlington Northern Sante Fe	DuPont (Ei) De Nemours & Co
Canadian Natl Railway Co	International Paper Co
Dow Chemical Co	Monsanto Co
DuPont (Ei) De Nemours & Co	Newmont Mining Corp
Newmont Mining Corp	NuCor Corp
Norfolk Southern Corp	Phelps Dodge Corp
Praxair Inc	Praxair Inc
Union Pacific Corp	Weyerhaeuser Co

Bold text indicates constituents in both benchmarks, though not necessarily in the top 10 of both

The fund may or may not hold any of the securities named above. Unlike the MSCI Materials Index, which includes only U.S. companies, the fund currently may invest in both domestic and foreign securities, and will continue to be able to do so. The fund also will retain its flexibility to purchase securities not included in its benchmark.

The MSCI Materials Index is "uncapped," meaning the weighting of a company in the index is determined by its relative size, regardless of how much of the index a company represents. Historically, the fund's benchmark has been "capped," but going forward there is a potential for the fund to be run in a more concentrated manner. The fund may concentrate its assets in relatively few companies or invest a significant percentage of its assets (up to 25%) in a single company. This means the fund's performance could be closely tied to one or a few companies, and its performance could be more volatile.

The following graph and chart below compare the fund's performance to its current and proposed benchmarks. The current and proposed indices provide a representation of the fund's current and proposed investment universe and this chart allows you to compare the performance and volatility of these representations over time.

Select Industrial Materials
60
50
40
30
20
10
0
−10
−20
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
14.01
15.33
16.69
1.75
12.15
7.1
−11.02
−6.48
−4.02
16.48
18.41
15.17
−5.43
−11.94
−7.55
7.77
4.86
5.27
1.03
−8.75
−5.79
50.32
36.43
35.41
13.04
16.93
14.1
14.32
3.94
7.83
Select Industrial Materials
MSCI Materials
Fidelity Custom Benchmark

Annual total returns shown for: Fidelity Select Industrial Materials Portfolio (inception 9/29/86); MSCI Materials Index; Fidelity Custom Benchmark.

During the periods shown in the chart:	Highest Return (Quarter Ended)	Lowest Return (Quarter Ended)
Select Industrial Materials	25.19% (Q4 03)	-23.07% (Q3 02)
MSCI Materials Index	23.35% (Q4 03)	-22.67% (Q3 02)
Fidelity Custom Benchmark Index	25.19% (Q4 03)	-23.07% (Q3 02)

The fund will be benchmarked to the MSCI Materials Index and renamed Fidelity Select Materials Portfolio, and its new policies will take effect on the first day of the month following shareholder approval, provided that FMR may delay changes to the product line until all proposals in this proxy statement have been approved.

If the proposals are approved, the fund also will change its name test policy. This means that instead of normally investing at least 80% of assets in securities of companies principally engaged in the manufacture, mining, processing, or distribution of raw materials and intermediate goods used in the industrial sector, the fund will normally invest at least 80% of assets in securities of companies principally engaged in the manufacture, mining, processing, or distribution of raw materials and intermediate goods.

None of the changes will be implemented for Fidelity Select Industrial Materials Portfolio and its current name and policies will remain unchanged unless the following proposals are approved.

6A. To modify the fundamental "invests primarily" policy of Fidelity Select Industrial Materials Portfolio.

The fund's current fundamental investment policy concerning its primary investments states that the fund "invests primarily in companies engaged in the manufacture, mining, processing, or distribution of raw materials and intermediate goods used in the industrial sector."

The Trustees recommend that shareholders of the fund vote to modify this fundamental investment policy to state that the fund "invests primarily in companies engaged in the manufacture, mining, processing, or distribution of raw materials and intermediate goods [used in the industrial sector]." (proposed deleted language is [bracketed])

The primary purpose of the proposal is to facilitate positioning the fund to focus on the materials market sector, as explained above. If the proposal is approved, the modified fundamental investment policy cannot be changed again without the approval of shareholders.

CONCLUSION. The Trustees recommend voting FOR the proposal. If this proposal and proposal 6B are not approved by the shareholders of the fund, the fund's current policy will remain unchanged.

6B. To modify the fundamental concentration policy of Fidelity Select Industrial Materials Portfolio.

The fund's current fundamental investment policy concerning the concentration of its investments within a single industry states: "The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund's total assets would be invested in the securities of issuers principally engaged in the business activities having the specific characteristics denoted by the fund."

The Trustees recommend that shareholders of the fund vote to modify this fundamental investment policy to state: "The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund's total assets would be invested in the securities of issuers principally engaged in [the business activities having the specific characteristics denoted by the fund] the materials industries." (proposed additional language is underlined, deleted language is [bracketed])

The primary purpose of the proposal is to facilitate positioning the fund to focus on the materials market sector, as explained above. If the proposal is approved, the modified fundamental concentration policy cannot be changed again without the approval of shareholders.

CONCLUSION. The Trustees recommend voting FOR the proposal. If this proposal and proposal 6A are not approved by the shareholders of the fund, the fund's current policy will remain unchanged.

Fidelity Select Business Services and Outsourcing Portfolio

If the proposals below are approved for Fidelity Select Business Services and Outsourcing Portfolio, it will be benchmarked to the MSCI IT Services Index and renamed Fidelity Select IT Services Portfolio.

The Board of Trustees, including the Independent Trustees, recommends modifying Fidelity Select Business Services and Outsourcing Portfolio so that it focuses on the information technology (IT) industries and compares its performance to the MSCI IT Services Index. Companies in the IT industries are a subset of the broad range of companies that provide business-related services.

Currently, the fund invests primarily in companies that provide business-related services to companies and other organizations. These include companies that provide data processing, consulting, outsourcing, temporary employment, market research or database services, printing, advertising, computer programming, credit reporting, claims collection, mailing, and photocopying, typically on a contractual or fee basis.

If shareholders approve the proposals that follow, the fund will narrow its focus to invest primarily in companies engaged in providing information technology services. Information technology services, or IT services, involve the development and maintenance of telephone, computer, or data networks for businesses and other organizations.

The information technology industries generally can be affected by competitive pressures, such as technological developments, fixed-rate pricing, and the ability to attract and retain skilled employees, fluctuations in demand for services, and government regulations of rates of return and services that may be offered.

Top ten holdings for the fund's current benchmark (a custom Fidelity benchmark prepared by FMR and made up of stocks in the fund's investment universe) and proposed benchmark index are shown below. A fund's benchmark index is illustrative of its potential investment universe, and the holdings comparison provides some indication of how the fund's investment universe may change.

Comparison of Index Constituents as of [March 31, 2006] (top ten constituents, in alphabetical order)
Fidelity Custom Benchmark	MSCI IT Services Index
Accenture Ltd	Accenture Ltd
Automatic Data Processing Inc	Affiliated Computer Services Inc
Computer Sciences Corp	Automatic Data Processing Inc
Electronic Data Systems Corp	CheckFree Corp
First Data Corp	Cognizant Technology Solutions Corp
Moodys Corp	Computer Sciences Corp
Omnicom Group Inc	Electronic Data Systems Corp
Paychex Inc	First Data Corp
Quest Diagnostics Inc	Fiserv Inc
State Street Corp	Paychex Inc

Bold text indicates constituents in both benchmarks, though not necessarily in the top 10 of both

The fund may or may not hold any of the securities named above. Unlike the MSCI IT Services Index, which includes only U.S. companies, the fund currently may invest in both domestic and foreign securities, and will continue to be able to do so. The fund also will retain its flexibility to purchase securities not included in its benchmark.

The MSCI IT Services Index is "uncapped," meaning the weighting of a company in the index is determined by its relative size, regardless of how much of the index a company represents. Historically, the fund's benchmark has been "capped," but going forward there is a potential for the fund to be run in a more concentrated manner. The fund may concentrate its assets in relatively few companies or invest a significant percentage of its assets (up to 25%) in a single company. This means the fund's performance could be closely tied to one or a few companies, and its performance could be more volatile.

The following graph and chart below compare the fund's performance to its current and proposed benchmarks. The current and proposed indices provide a representation of the fund's current and proposed investment universe and this chart allows you to compare the performance and volatility of these representations over time.

Select Business Services & Outsourcing
40
30
20
10
0
−10
−20
−30
−40
29.39
19.14
−1.61
1.12
9.61
0.23
−26.90
−27.7
26.14
27.27
14.60
7.36
9.84
6.10
6.43
6.67
1999
2000
2001
2002
2003
2004
2005
Select Business Svcs&Outsourcing
MSCI IT Services
Fidelity Custom Benchmark

Annual total returns shown for: Fidelity Select Business Services and Outsourcing Portfolio (inception 2/4/98); MSCI IT Services Index (inception 5/1/03); Fidelity Custom Benchmark.

During the periods shown in the chart:	Highest Return (Quarter Ended)	Lowest Return (Quarter Ended)
Select Business Services and Outsourcing	26.85% (Q4 98)	-21.66% (Q3 02)
MSCI IT Services Index	10.45% (Q4 03)	-5.22% (Q1 05)
Fidelity Custom Benchmark Index	23.85% (Q4 01)	-23.22% (Q3 02)

The fund will be benchmarked to the MSCI IT Services Index and renamed Fidelity Select IT Services Portfolio, and its new policies will take effect on the first day of the month following shareholder approval, provided that FMR may delay changes to the product line until all proposals in this proxy statement have been approved.

If the proposals are approved, the fund also will change its name test policy. This means that instead of normally investing at least 80% of assets in securities of companies principally engaged in providing business-related services to companies and other organizations, the fund will normally invest at least 80% of assets in securities of companies principally engaged in providing information technology services.

None of the changes will be implemented for Fidelity Select Business Services and Outsourcing Portfolio and its current name and policies will remain unchanged unless the following proposals are approved.

7A. To modify the fundamental "invests primarily" policy of Fidelity Select Business Services and Outsourcing Portfolio.

The fund's current fundamental investment policy concerning its primary investments states that the fund "invests primarily in companies that provide business-related services to companies and other organizations."

The Trustees recommend that shareholders of the fund vote to modify this fundamental investment policy to state that the fund "invests primarily in companies [that provide business-related services to companies and other organizations] engaged in providing information technology services." (proposed additional language is underlined, deleted language is [bracketed])

The primary purpose of the proposal is to facilitate positioning the fund to focus on the information technology industries, as explained above. If the proposal is approved, the modified fundamental investment policy cannot be changed again without the approval of shareholders.

CONCLUSION. The Trustees recommend voting FOR the proposal. If this proposal and proposal 7B are not approved by the shareholders of the fund, the fund's current policy will remain unchanged.

7B. To modify the fundamental concentration policy of Fidelity Select Business Services and Outsourcing Portfolio.

The fund's current fundamental investment policy concerning the concentration of its investments within a single industry states: "The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund's total assets would be invested in the securities of issuers principally engaged in the business activities having the specific characteristics denoted by the fund."

The Trustees recommend that shareholders of the fund vote to modify this fundamental investment policy to state: "The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund's total assets would be invested in the securities of issuers principally engaged in [the business activities having the specific characteristics denoted by the fund] the information technology industries." (proposed additional language is underlined, deleted language is [bracketed])

The primary purpose of the proposal is to facilitate positioning the fund to focus on the information technology industries, as explained above. If the proposal is approved, the modified fundamental concentration policy cannot be changed again without the approval of shareholders.

CONCLUSION. The Trustees recommend voting FOR the proposal. If this proposal and proposal 7A are not approved by the shareholders of the fund, the fund's current policy will remain unchanged.

Fidelity Select Construction and Housing Portfolio

The Board of Trustees, including the Independent Trustees, has approved comparing Fidelity Select Construction and Housing Portfolio's performance to the MSCI U.S. Construction & Housing Custom Index and recommends modifying the investment policies of the fund to better reflect its focus on the construction and housing industries.

Currently, the fund invests primarily in companies engaged in the design and construction of residential, commercial, industrial and public works facilities, as well as companies engaged in the manufacture, supply, distribution or sale of products or services to these construction industries. These companies include companies that produce basic building materials, supply home furnishings, provide engineering or contracting services, and are involved in real estate development and construction financing.

If shareholders approve the proposals that follow, the fund's modified policies will better reflect its focus on housing, including retail homebuilders, as well as construction companies.

The fund's current and proposed benchmark indices contain many of the same holdings. The fund's proposed new benchmark index, the MSCI U.S. Construction & Housing Custom Index, does not include thrifts and mortgage finance companies, however, such as Fannie Mae and Countrywide Financial Corp. Select Home Finance, another fund in the Select Portfolio product line, will continue to offer exposure to thrifts and mortgage finance companies.

Unlike the MSCI U.S. Construction and Housing Custom Index, which includes only U.S. companies, the fund currently may invest in both domestic and foreign securities, and will continue to be able to do so. The fund also will retain its flexibility to purchase securities not included in its benchmark.

The MSCI U.S. Construction and Housing Custom Index is "uncapped," meaning the weighting of a company in the index is determined by its relative size, regardless of how much of the index a company represents. Historically, the fund's benchmark has been "capped," but going forward there is a potential for the fund to be run in a more concentrated manner. The fund may concentrate its assets in relatively few companies or invest a significant percentage of its assets (up to 25%) in a single company. This means the fund's performance could be closely tied to one or a few companies, and its performance could be more volatile.

The construction and housing industry can be affected by changes in government spending on housing subsidies, public works, and transportation facilities such as highways and airports, as well as changes in interest rates, consumer confidence and spending, taxation, demographic patterns, housing starts, and the level of new and existing home sales.

The following graph and chart below compare the fund's performance to its current and proposed benchmarks. The current and proposed indices provide a representation of the fund's current and proposed investment universe and this chart allows you to compare the performance and volatility of these representations over time.

Select Construction & Housing
60
50
40
30
20
10
0
−10
−20
13.21
15.04
29.83
22.66
22.84
7.83
−12.45
−1.32
8.86
5.12
20.01
12.94
−8.50
−9.74
44.09
52.15
50.26
28.52
24.21
27.07
9.36
9.10
4.98
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
Select Construction & Housing
MSCI US Const & Housing Custom
Fidelity Custom Benchmark

Annual total returns shown for: Fidelity Select Construction and Housing Portfolio (inception 9/29/86); MSCI US Construction & Housing Custom Index*; FMR Custom Benchmark.

During the periods shown in the chart:	Highest Return (Quarter Ended)	Lowest Return (Quarter Ended)
Select Construction and Housing	29.68% (Q4 98)	-22.43% (Q3 02)
MSCI US Construction & Housing Custom Index*	25.14% (Q2 03)	-4.59 (Q2 04)
FMR Custom Benchmark Index	20.63% (Q4 01)	-19.71% (Q3 98)

*New benchmark - performance history beginning 1/1/03 is based on back-testing.

The fund will be benchmarked to the MSCI U.S. Construction and Housing Custom Index and its new policies will take effect on the first day of the month following shareholder approval, provided that FMR may delay changes to the product line until all proposals in this proxy statement have been approved.

If the proposals are approved, the fund also will change its name test policy. This means that instead of normally investing at least 80% of assets in securities of companies principally engaged in the design and construction of residential, commercial, industrial, and public works facilities, as well as companies engaged in the manufacture, supply, distribution, or sale of products or services to these construction industries, the fund will normally invest at least 80% of assets in securities of companies principally engaged in the design and construction of residential, commercial, industrial and public works facilities, as well as companies engaged in the manufacture, supply, distribution, or sale of construction and housing products or services.

None of the changes will be implemented for Fidelity Select Construction and Housing Portfolio and its current policies will remain unchanged unless the following proposals are approved.

8A. To modify the fundamental "invests primarily" policy of Fidelity Select Construction and Housing Portfolio.

The fund's current fundamental investment policy concerning its primary investments states that the fund "invests primarily in companies engaged in the design and construction of residential, commercial, industrial and public works facilities, as well as companies engaged in the manufacture, supply, distribution, or sale of products or services to these construction industries."

The Trustees recommend that shareholders of the fund vote to modify this fundamental investment policy to state that the fund "invests primarily in companies engaged in the design and construction of residential, commercial, industrial and public works facilities, as well as companies engaged in the manufacture, supply, distribution, or sale of [products or services to these construction industries] construction and housing products or services." (proposed additional language is underlined, deleted language is [bracketed])

The primary purpose of the proposal is to better reflect the fund's focus on the construction and housing industries, as explained above. If the proposal is approved, the modified fundamental investment policy cannot be changed again without the approval of shareholders.

CONCLUSION. The Trustees recommend voting FOR the proposal. If this proposal and proposal 8B are not approved by the shareholders of the fund, the fund's current fundamental policies will remain unchanged.

8B. To modify the fundamental concentration policy of Fidelity Select Construction and Housing Portfolio.

The fund's current fundamental investment policy concerning the concentration of its investments within a single industry states: "The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund's total assets would be invested in the securities of issuers principally engaged in the business activities having the specific characteristics denoted by the fund."

The Trustees recommend that shareholders of the fund vote to modify this fundamental investment policy to state: "The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund's total assets would be invested in the securities of issuers principally engaged in [the business activities having the specific characteristics denoted by the fund] the construction and housing industries." (proposed additional language is underlined, deleted language is [bracketed])

The primary purpose of the proposal is to better reflect the fund's focus on the construction and housing industries, as explained above. If the proposal is approved, the modified fundamental concentration policy cannot be changed again without the approval of shareholders.

CONCLUSION. The Trustees recommend voting FOR the proposal. If this proposal and proposal 8A are not approved by the shareholders of the fund, the fund's current fundamental policies will remain unchanged.

Fidelity Select Banking Portfolio

The Board of Trustees, including the Independent Trustees, has approved comparing Fidelity Select Banking Portfolio's performance to the MSCI Banks Index and recommends modifying the investment policies of the fund to modernize the definition of banking and better reflect its focus on the banking industry.

If shareholders approve the proposals that follow, the fund's modernized policies will better reflect its focus on banks, including commercial banks and financial institutions providing mortgage and mortgage-related services.

The fund's current and proposed benchmark indices contain many of the same holdings. However, unlike the MSCI Banks Index, which includes only U.S. companies, the fund currently may invest in both domestic and foreign securities, and will continue to be able to do so. The fund also will retain its flexibility to purchase securities not included in its benchmark.

The banking industry can be affected by legislation, competition, and changing economic conditions.

The following graph and chart below compare the fund's performance to its current and proposed benchmarks. The current and proposed indices provide a representation of the fund's current and proposed investment universe and this chart allows you to compare the performance and volatility of these representations over time.

Select Banking
70
60
50
40
30
20
10
0
−10
−20
35.89
37.02
36.24
45.56
58.47
56.22
11.85
5.71
11.57
−10.07
−14.16
−11.78
18.28
19.98
17.11
0.44
2.26
2.57
−7.74
1.33
−5.9
32.29
28.58
33.34
11.68
15.61
13.38
−0.14
−1.90
0.44
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
Select Banking
MSCI Banks
Fidelity Custom Benchmark

Annual total returns shown for: Fidelity Select Banking Portfolio (inception 6/30/86); MSCI Banks Index; FMR Custom Benchmark.

During the periods shown in the chart:	Highest Return (Quarter Ended)	Lowest Return (Quarter Ended)
Select Banking	20.58% (Q3 00)	-16.44% (Q3 98)
MSCI Banks	21.78% (Q3 00)	-17.03% (Q3 98)
FMR Custom Benchmark Index	20.25% (Q3 00)	-13.28% (Q3 98)

The fund will be benchmarked to the MSCI Banks Index and its new policies will take effect on the first day of the month following shareholder approval, provided that FMR may delay changes to the product line until all proposals in this proxy statement have been approved.

If the proposals are approved, the fund also will change its name test policy. This means that instead of normally investing at least 80% of assets in securities of companies principally engaged in accepting deposits and making commercial and principally non-mortgage consumer loans, the fund will normally invest at least 80% of assets in securities of companies principally engaged in banking.

None of the changes will be implemented for Fidelity Select Banking Portfolio and its current policies will remain unchanged unless the following proposals are approved.

9A. To modify the fundamental "invests primarily" policy of Fidelity Select Banking Portfolio.

The fund's current fundamental investment policy concerning its primary investments states that the fund "invests primarily in companies engaged in accepting deposits and making commercial and principally non-mortgage consumer loans."

The Trustees recommend that shareholders of the fund vote to modify this fundamental investment policy to state that the fund "invests primarily in companies engaged in [accepting deposits and making commercial and principally non-mortgage consumer loans] banking." (proposed additional language is underlined, deleted language is [bracketed])

The primary purpose of the proposal is to better reflect the fund's focus on the banking, as explained above. If the proposal is approved, the modified fundamental investment policy cannot be changed again without the approval of shareholders.

CONCLUSION. The Trustees recommend voting FOR the proposal. If this proposal and proposal 9B are not approved by the shareholders of the fund, the fund's current fundamental policies will remain unchanged.

9B. To modify the fundamental concentration policy of Fidelity Select Banking Portfolio.

The fund's current fundamental investment policy concerning the concentration of its investments within a single industry states: "The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund's total assets would be invested in the securities of issuers principally engaged in the business activities having the specific characteristics denoted by the fund."

The Trustees recommend that shareholders of the fund vote to modify this fundamental investment policy to state: "The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund's total assets would be invested in the securities of issuers principally engaged in [the business activities having the specific characteristics denoted by the fund] banking." (proposed additional language is underlined, deleted language is [bracketed])

The primary purpose of the proposal is to better reflect the fund's focus on banking, as explained above. If the proposal is approved, the modified fundamental concentration policy cannot be changed again without the approval of shareholders.

CONCLUSION. The Trustees recommend voting FOR the proposal. If this proposal and proposal 9A are not approved by the shareholders of the fund, the fund's current fundamental policies will remain unchanged.

Fidelity Select Home Finance Portfolio

The Board of Trustees, including the Independent Trustees, has approved comparing Fidelity Select Home Finance Portfolio's performance to the MSCI Thrifts and Mortgage Finance Index and recommends modifying the investment policies of the fund to modernize the definition of mortgage finance and better reflect its investment focus.

Currently, the fund invests primarily in companies engaged in investing in real estate, usually through mortgages and other consumer-related loans.

If shareholders approve the proposals that follow, the fund's policies will be modernized to reflect that it invests primarily in companies providing mortgages and other consumer loans and related services associated with home finance. The fund's modernized policies will better reflect its focus on mortgage finance and related services.

The fund's current and proposed benchmark indices contain many of the same holdings. However, unlike the MSCI Thrifts and Mortgage Finance Index, which includes only U.S. companies, the fund currently may invest in both domestic and foreign securities, and will continue to be able to do so. The fund also will retain its flexibility to purchase securities not included in its benchmark.

The MSCI Thrifts and Mortgage Finance Index is "uncapped," meaning the weighting of a company in the index is determined by its relative size, regardless of how much of the index a company represents. Historically, the fund's benchmark has been "capped," but going forward there is a potential for the fund to be run in a more concentrated manner. The fund may concentrate its assets in relatively few companies or invest a significant percentage of its assets (up to 25%) in a single company. This means the fund's performance could be closely tied to one or a few companies, and its performance could be more volatile.

The thrifts and mortgage finance industries can be affected by regulatory changes, interest rate movements, home mortgage demand, refinancing activity, and residential delinquency trends.

The following graph and chart below compare the fund's performance to its current and proposed benchmarks. The current and proposed indices provide a representation of the fund's current and proposed investment universe and this chart allows you to compare the performance and volatility of these representations over time.

Select Home Finance
70
60
50
40
30
20
10
0
−10
−20
36.88
32.78
45.75
53.67
−14.81
−0.49
−12.37
−15.81
50.23
58.97
−3.17
0.36
−0.70
3.45
36.92
39.59
13.25
13.65
18.63
−7.12
−10.00
−0.68
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
Select Home Finance
MSCI Thrifts & Mortgage Finance
Fidelity Custom Benchmark

Annual total returns shown for: Fidelity Select Home Finance Portfolio (inception 12/16/85); MSCI Thrifts & Mortgage Finance Index; FMR Custom Benchmark.

During the periods shown in the chart:	Highest Return (Quarter Ended)	Lowest Return (Quarter Ended)
Select Home Finance	30.96% (Q3 00)	-25.76% (Q3 98)
MSCI Thrifts & Mortgage Finance	11.41% (Q4 03)	-13.21% (Q1 05)
FMR Custom Benchmark Index	30.96% (Q3 00)	-25.76% (Q3 98)

The fund will be benchmarked to the MSCI Thrifts and Mortgage Finance Index and its new policies will take effect on the first day of the month following shareholder approval, provided that FMR may delay changes to the product line until all proposals in this proxy statement have been approved.

If the proposals are approved, the fund also will change its name test policy. This means that instead of normally investing at least 80% of assets in securities of companies principally engaged in investing in real estate, usually through mortgages and other consumer-related loans, the fund will normally invest at least 80% of assets in securities of companies principally engaged in providing mortgages and other consumer loans and related services associated with home finance.

None of the changes will be implemented for Fidelity Select Home Finance Portfolio and its current policies will remain unchanged unless the following proposals are approved.

10A. To modify the fundamental "invests primarily" policy of Fidelity Select Home Finance Portfolio.

The fund's current fundamental investment policy concerning its primary investments states that the fund "invests primarily in companies engaged in investing in real estate, usually through mortgages and other consumer-related loans."

The Trustees recommend that shareholders of the fund vote to modify this fundamental investment policy to state that the fund "invests primarily in [companies engaged in investing in real estate, usually through mortgages and other consumer-related loans] companies providing mortgages and other consumer loans and related services associated with home finance." (proposed additional language is underlined, deleted language is [bracketed])

The primary purpose of the proposal is to better reflect the fund's focus on mortgage finance and related services, as explained above. If the proposal is approved, the modified fundamental investment policy cannot be changed again without the approval of shareholders.

CONCLUSION. The Trustees recommend voting FOR the proposal. If this proposal and proposal 10B are not approved by the shareholders of the fund, the fund's current fundamental policies will remain unchanged.

10B. To modify the fundamental concentration policy of Fidelity Select Home Finance Portfolio.

The fund's current fundamental investment policy concerning the concentration of its investments within a single industry states: "The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund's total assets would be invested in the securities of issuers principally engaged in the business activities having the specific characteristics denoted by the fund."

The Trustees recommend that shareholders of the fund vote to modify this fundamental investment policy to state: "The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund's total assets would be invested in the securities of issuers principally engaged in [the business activities having the specific characteristics denoted by the fund] the thrifts and mortgage finance industries." (proposed additional language is underlined, deleted language is [bracketed])

The primary purpose of the proposal is to better reflect the fund's focus on mortgage finance and related services, as explained above. If the proposal is approved, the modified fundamental concentration policy cannot be changed again without the approval of shareholders.

CONCLUSION. The Trustees recommend voting FOR the proposal. If this proposal and proposal 10A are not approved by the shareholders of the fund, the fund's current fundamental policies will remain unchanged.

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

ADVISORY BOARD MEMBERS AND EXECUTIVE OFFICERS OF THE FUNDS

Peter S. Lynch, Albert R. Gamper, Jr., and James H. Keyes are Members of the Advisory Board of Fidelity Select Portfolios. The executive officers of the funds include: Stephen P. Jonas, Walter C. Donovan, Charles S. Morrison, David L. Murphy, Robert A. Litterst, Eric D. Roiter, Stuart Fross, Christine Reynolds, R. Stephen Ganis, Paul M. Murphy, Kenneth A. Rathgeber, Bryan A. Mehrmann, Kimberley H. Monasterio, John H. Costello, Peter L. Lydecker, Mark Osterheld, Kenneth B. Robins, Robert G. Byrnes, Gary W. Ryan, and Salvatore Schiavone. Additional information about Mr. Jonas, Mr. Gamper, and Mr. Keyes can be found in Proposal 1. Additional information about Mr. Lynch and other executive officers of the funds can be found in the following table.

The executive officers and Advisory Board Members hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109. Correspondence intended for Messrs. Gamper and Keyes may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation*
Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Select Portfolios. Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director (2000-present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Walter C. Donovan (43)

Year of Election or Appointment: 2005

Vice President of Money Market. Mr. Donovan also serves as Vice President of Fidelity's High Income Funds (2005-present), Fidelity's Fixed-Income Funds (2005-present), certain Asset Allocation Funds (2005-present), and certain Balanced Funds (2005-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMRC (2005-present). Previously, Mr. Donovan served as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Charles S. Morrison (45)

Year of Election or Appointment: 2005

Vice President of Money Market. Mr. Morrison also serves as Vice President of Fidelity's Money Market Funds (2005-present) and certain Asset Allocation Funds (2002-present). Previously, he served as Vice President of Fidelity's Bond Funds (2002-2005) and certain Balanced Funds (2002-2005). He served as Vice President (2002-2005) and Bond Group Leader (2002-2005) of Fidelity Investments Fixed Income Division. Mr. Morrison is also Vice President of FIMM (2002-present) and FMR (2002-present). Mr. Morrison joined Fidelity Investments in 1987 as a Corporate Bond Analyst in the Fixed Income Research Division.

David L. Murphy (58)

Year of Election or Appointment: 2002

Vice President of Money Market. Mr. Murphy also serves as Vice President of Fidelity's Money Market Funds (2002-present), certain Asset Allocation Funds (2003-present), Fidelity's Investment-Grade Bond Funds (2005-present), and Fidelity's Balanced Funds (2005-present). He serves as Senior Vice President (2000-present) and Head (2004-present) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also a Senior Vice President of Fidelity Investments Money Management, Inc. (2003-present) and an Executive Vice President of FMR (2005-present). Previously, Mr. Murphy served as Money Market Group Leader (2002-2004), Bond Group Leader (2000-2002), and Vice President of Fidelity's Taxable Bond Funds (2000-2002) and Fidelity's Municipal Bond Funds (2001-2002).

Robert A. Litterst (46)

Year of Election or Appointment: 2004

Vice President of Money Market. Mr. Litterst also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Litterst worked as a portfolio manager.

Eric D. Roiter (57)

Year of Election or Appointment: 1998, 2000, or 2001

Secretary of Air Transportation Portfolio (1998), Automotive Portfolio (1998), Banking Portfolio (1998), Biotechnology Portfolio (1998), Brokerage and Investment Management Portfolio (1998), Business Services and Outsourcing Portfolio (1998), Chemicals Portfolio (1998), Computers Portfolio (1998), Construction and Housing Portfolio (1998), Consumer Industries Portfolio (1998), Cyclical Industries Portfolio (1998), Defense and Aerospace Portfolio (1998), Developing Communications Portfolio (1998), Electronics Portfolio (1998), Energy Portfolio (1998), Energy Service Portfolio (1998), Environmental Portfolio (1998), Financial Services Portfolio (1998), Food and Agriculture Portfolio (1998), Gold Portfolio (1998), Health Care Portfolio (1998), Home Finance Portfolio (1998), Industrial Equipment Portfolio (1998), Industrial Materials Portfolio (1998), Insurance Portfolio (1998), Leisure Portfolio (1998), Medical Delivery Portfolio (1998), Medical Equipment and Systems Portfolio (1998), Multimedia Portfolio (1998), Natural Gas Portfolio (1998), Natural Resources Portfolio (1998), Networking and Infrastructure Portfolio (2000), Paper and Forest Products Portfolio (1998), Pharmaceuticals Portfolio (2001), Retailing Portfolio (1998), Software and Computer Services Portfolio (1998), Technology Portfolio (1998), Telecommunications Portfolio (1998), Transportation Portfolio (1998), Utilities Growth Portfolio (1998), Wireless Portfolio (2000), and Money Market Portfolio (1998). He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present); and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present) Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of each of the Select funds. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President and Treasurer of each of the Select funds. Ms. Reynolds also serves as President and Treasurer of other Fidelity funds (2004-present) and is a Vice President (2003-present) and an employee (2002-present) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of each of the Select funds. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Paul M. Murphy (59)

Year of Election or Appointment: 2005

Chief Financial Officer of each of the Select funds. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005-present). He also serves as Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of each of the Select funds. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of each of the Select funds. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2004

Deputy Treasurer of each of the Select funds. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of each of the Select funds. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of each of the Select funds. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (59)

Year of Election or Appointment: 1986, 1989, 1990, 1993, 1997, 1998, 2000, or 2001

Assistant Treasurer of Air Transportation Portfolio (1986), Automotive Portfolio (1986), Banking Portfolio (1986), Biotechnology Portfolio (1986), Brokerage and Investment Management Portfolio (1986), Business Services and Outsourcing Portfolio (1998), Chemicals Portfolio (1986), Computers Portfolio (1986), Construction and Housing Portfolio (1986), Consumer Industries Portfolio (1990), Cyclical Industries Portfolio (1997), Defense and Aerospace Portfolio (1986), Developing Communications Portfolio (1990), Electronics Portfolio (1986), Energy Portfolio (1986), Energy Service Portfolio (1986), Environmental Portfolio (1989), Financial Services Portfolio (1986), Food and Agriculture Portfolio (1986), Gold Portfolio (1986), Health Care Portfolio (1986), Home Finance Portfolio (1986), Industrial Equipment Portfolio (1986), Industrial Materials Portfolio (1986), Insurance Portfolio (1986), Leisure Portfolio (1986), Medical Delivery Portfolio (1986), Medical Equipment and Systems Portfolio (1998), Multimedia Portfolio (1986), Natural Gas Portfolio (1993), Natural Resources Portfolio (1997), Networking and Infrastructure Portfolio (2000), Paper and Forest Products Portfolio (1986), Pharmaceuticals Portfolio (2001), Retailing Portfolio (1986), Software and Computer Services Portfolio (1986), Technology Portfolio (1986), Telecommunications Portfolio (1986), Transportation Portfolio (1998), Utilities Growth Portfolio (1986), Wireless Portfolio (2000), and Money Market Portfolio (1986). Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of each of the Select funds. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2002 Assistant Treasurer of each of the Select funds. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of each of the Select funds. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of each of the Select funds. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

* Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

STANDING COMMITTEES OF THE FUNDS' TRUSTEES

Correspondence intended for each Independent Trustee may be sent to the attention of the individual Trustee or to the Board of Trustees at Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each Interested Trustee may be sent to the attention of the individual Trustee or to the Board of Trustees at Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts, 02109. The current process for collecting and organizing shareholder communications requires that the Board of Trustees receive copies of all communications addressed to it. All communications addressed to the Board of Trustees or any individual Trustee are logged and sent to the Board or individual Trustee. The fund does not hold annual meetings and therefore does not have a policy with regard to Trustees' attendance at such meetings. However, as a matter of practice, at least one Trustee attends special meetings.

The Board of Trustees has established various committees to support the Independent Trustees in acting independently in pursuing the best interests of the Fidelity funds and their shareholders. The committees facilitate the timely and efficient consideration of all matters of importance to Independent Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements. Currently, the Board of Trustees has 12 standing committees. The members of each committee are Independent Trustees.

The Operations Committee is composed of all of the Independent Trustees, with Dr. Gates currently serving as Chair. The committee normally meets monthly (except August), or more frequently as called by the Chair, and serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the Independent Trustees. The committee also considers matters involving potential conflicts of interest between the funds and FMR and its affiliates and reviews proposed contracts and the proposed continuation of contracts between the Fidelity funds and FMR and its affiliates, and annually reviews and makes recommendations regarding contracts with third parties unaffiliated with FMR, including insurance coverage and custody agreements. The committee also monitors additional issues including the nature, levels and quality of services provided to shareholders, significant litigation, and the voting of proxies of portfolio companies. The committee also has oversight of compliance issues not specifically within the scope of any other committee. The committee is also responsible for definitive action on all compliance matters involving the potential for significant reimbursement by FMR. During the fiscal year ended February 28, 2006, the committee held 12 meetings.

The Fair Value Oversight Committee is composed of all of the Independent Trustees, with Dr. Gates currently serving as Chair. The committee normally meets quarterly, or more frequently as called by the Chair. The Fair Value Oversight Committee monitors and establishes policies concerning procedures and controls regarding the valuation of fund investments and their classification as liquid or illiquid and monitors matters of disclosure to the extent required to fulfill its statutory responsibilities. The committee provides oversight regarding the investment policies relating to, and Fidelity funds' investment in, non-traditional securities. The committee also reviews actions taken by FMR's Fair Value Committee. During the fiscal year ended February 28, 2006, the committee held four meetings.

The Board of Trustees has established three Fund Oversight Committees: the Equity Committee (composed of Messrs. Lautenbach (Chair), Gamper, and Stavropoulos), the Fixed-Income, International, and Special Committee (composed of Mr. Dirks (Chair), Ms. Knowles, and Ms. Small), and the Select and Asset Allocation Committee (composed of Mr. Wolfe (Chair), Dr. Heilmeier, and Mr. McCoy). Each committee normally meets in conjunction with in-person meetings of the Board of Trustees, or more frequently as called by the Chair of the respective committee. Each committee develops an understanding of and reviews the investment objectives, policies, and practices of each fund under its oversight. Each committee also monitors investment performance, compliance by each relevant Fidelity fund with its investment policies and restrictions and reviews appropriate benchmarks, competitive universes, unusual or exceptional investment matters, the personnel and other resources devoted to the management of each fund and all other matters bearing on each fund's investment results. The Fixed-Income, International, and Special Committee also receives reports required under Rule 2a-7 of the 1940 Act and has oversight of research bearing on credit quality, investment structures and other fixed-income issues, and of international research. The Select and Asset Allocation Committee has oversight of FMR's equity investment research. Each committee will review and recommend any required action to the Board in respect of specific funds, including new funds, changes in fundamental and non-fundamental investment policies and restrictions, partial or full closing to new investors, fund mergers, fund name changes, and liquidations of funds. The members of each committee may organize working groups to make recommendations concerning issues related to funds that are within the scope of the committee's review. These working groups report to the committee or to the Independent Trustees, or both, as appropriate. Each working group may request from FMR such information from FMR as may be appropriate to the working group's deliberations. Prior to July 2005, the Fixed-Income, International, and Special Committee was known as the Fixed-Income and International Committee, and the Select and Asset Allocation Committee was known as the Select and Special Committee. During the fiscal year ended February 28, 2006, the Equity Committee held 10 meetings, the Fixed-Income, International, and Special Committee held 12 meetings, and the Select and Asset Allocation Committee held nine meetings.

The Board of Trustees has established two Fund Contract Committees: the Equity Contract Committee (composed of Messrs. Lautenbach (Chair), Dirks, Gamper, Stavropoulos, and Wolfe) and the Fixed-Income Contract Committee (composed of Mr. Dirks (Chair), Ms. Knowles, and Ms. Small). Each committee will ordinarily meet as needed to consider matters related to the renewal of fund investment advisory agreements. The committees will assist the Independent Trustees in their consideration of investment advisory agreements of each fund. Each committee receives information on and makes recommendations concerning the approval of investment advisory agreements between the Fidelity funds and FMR and its affiliates and any non-FMR affiliate that serves as a sub-adviser to a Fidelity fund (collectively, "investment advisers") and the annual review of these contracts. The Fixed-Income Contract Committee will be responsible for investment advisory agreements of the fixed-income funds. The Equity Contract Committee will be responsible for the investment advisory agreements of all other funds. With respect to each fund under its purview, each committee: requests and receives information on the nature, extent, and quality of services provided to the shareholders of the Fidelity funds by the investment advisers and their respective affiliates, fund performance, the investment performance of the investment adviser, and such other information as the committee determines to be reasonably necessary to evaluate the terms of the investment advisory agreements; considers the cost of the services to be provided and the profitability and other benefits that the investment advisers and their respective affiliates derive or will derive from their contractual arrangements with each of the funds (including tangible and intangible "fall-out benefits"); considers the extent to which economies of scale would be realized as the funds grow and whether fee levels reflect those economies of scale for the benefit of fund investors; considers methodologies for determining the extent to which the funds benefit from economies of scale and refinements to these methodologies; considers information comparing the services to be rendered and the amount to be paid under the funds' contracts with those under other investment advisory contracts entered into with FMR and its affiliates and other investment advisers, such as contracts with other registered investment companies or other types of clients; considers such other matters and information as may be necessary and appropriate to evaluate investment advisory agreements of the funds; and makes recommendations to the Board concerning the approval or renewal of investment advisory agreements. Each committee will consult with the other committees of the Board of Trustees, and in particular with the Audit Committee and the applicable Fund Oversight Committees, in carrying out its responsibilities. Each committee's responsibilities are guided by Sections 15(c) and 36(b) of the 1940 Act. While each committee consists solely of Independent Trustees, its meetings may, depending upon the subject matter, be attended by one or more senior members of FMR's management or representatives of a sub-adviser not affiliated with FMR. During the fiscal year ended February 28, 2006, each Fund Contract Committee held three meetings.

The Shareholder, Distribution and Brokerage Committee is composed of Messrs. Stavropoulos (Chair), Dirks, and Lautenbach, and Ms. Small. The committee normally meets monthly (except August), or more frequently as called by the Chair. Regarding shareholder services, the committee considers the structure and amount of the Fidelity funds' transfer agency fees and fees, including direct fees to investors (other than sales loads), such as bookkeeping and custodial fees, and the nature and quality of services rendered by FMR and its affiliates or third parties (such as custodians) in consideration of these fees. The committee also considers other non-investment management services rendered to the Fidelity funds by FMR and its affiliates, including pricing and bookkeeping services. Regarding brokerage, the committee monitors and recommends policies concerning the securities transactions of the Fidelity funds. The committee periodically reviews the policies and practices with respect to efforts to achieve best execution, commissions paid to firms supplying research and brokerage services or paying fund expenses, and policies and procedures designed to assure that any allocation of portfolio transactions is not influenced by the sale of Fidelity fund shares. The committee also monitors brokerage and other similar relationships between the Fidelity funds and firms affiliated with FMR that participate in the execution of securities transactions. Regarding the distribution of fund shares, the committee considers issues bearing on the various distribution channels employed by the Fidelity funds, including issues regarding Rule 18f-3 plans and related consideration of classes of shares, sales load structures (including breakpoints), load waivers, selling concessions, and service charges paid to intermediaries, Rule 12b-1 plans, contingent deferred sales charges, and finders' fees, and other means by which intermediaries are compensated for selling fund shares or providing shareholder servicing, including revenue sharing. The committee also considers issues bearing on the preparation and use of advertisements and sales literature for the Fidelity funds, policies and procedures regarding frequent purchase of Fidelity fund shares, and selective disclosure of portfolio holdings. During the fiscal year ended February 28, 2006, the Shareholder, Distribution and Brokerage Committee held 11 meetings.

The Audit Committee is composed of Ms. Knowles (Chair), Mr. Gamper, Dr. Heilmeier, and Messrs. McCoy and Wolfe. All committee members must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. At least one committee member will be an "audit committee financial expert" as defined by the Securities and Exchange Commission (SEC). The committee will have at least one committee member in common with the Compliance Committee. The committee normally meets monthly (except August), or more frequently as called by the Chair. The committee meets separately at least four times a year with the Fidelity funds' Treasurer, with personnel responsible for the internal audit function of FMR Corp., and with the Fidelity funds' outside auditors. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the Fidelity funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the Fidelity funds and the funds' service providers, (ii) the financial reporting processes of the Fidelity funds, (iii) the independence, objectivity, and qualification of the auditors to the Fidelity funds, (iv) the annual audits of the Fidelity funds' financial statements, and (v) the accounting policies and disclosures of the Fidelity funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any Fidelity fund, and (ii) the provision by any outside auditor of certain non-audit services to Fidelity fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. In furtherance of the foregoing, the committee has adopted (and may from time to time amend or supplement) and provides oversight of policies and procedures for non-audit engagements by outside auditors of the Fidelity funds. It is responsible for approving all audit engagement fees and terms for the Fidelity funds, resolving disagreements between a fund and any outside auditor regarding any fund's financial reporting, and has sole authority to hire and fire any auditor. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the Fidelity funds and any service providers consistent with Independent Standards Board Standard No. 1. The committee will receive reports of compliance with provisions of the Auditor Independence Regulations relating to the hiring of employees or former employees of the outside auditors. It oversees and receives reports on the Fidelity funds' service providers' internal controls and reviews the adequacy and effectiveness of the service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the Fidelity funds' ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the Fidelity funds' or service providers' internal controls over financial reporting. The committee will review with counsel any legal matters that may have a material impact on the Fidelity funds' financial statements and any material reports or inquiries received from regulators or governmental agencies. These matters may also be reviewed by the Compliance Committee or the Operations Committee. The Chair of the Audit Committee will coordinate with the Chair of the Compliance Committee, as appropriate. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the Fidelity funds' financial reporting process, will discuss with FMR, the Fidelity funds' Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR Corp. their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the Fidelity funds, and will review with FMR, the Fidelity funds' Treasurer, outside auditor, and internal auditor personnel of FMR Corp. (to the extent relevant) the results of audits of the Fidelity funds' financial statements. The committee will review periodically the Fidelity funds' major internal controls exposures and the steps that have been taken to monitor and control such exposures. During the fiscal year ended February 28, 2006, the committee held 13 meetings.

The Governance and Nominating Committee is composed of Dr. Gates (Chair) and Messrs. Lautenbach and Stavropoulos. The committee meets as called by the Chair. A current copy of the Governance and Nominating Committee Charter With Respect to Nominations of Independent Trustees is available on Fidelity's website (www.fidelity.com) and is attached as Exhibit I to the trust's March 24, 2004 proxy statement. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It acts as the administrative committee under the retirement plan for Independent Trustees who retired prior to December 30, 1996 and under the fee deferral plan for Independent Trustees. It reviews the performance of legal counsel employed by the Fidelity funds and the Independent Trustees. On behalf of the Independent Trustees, the committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee monitors the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "best practices" in corporate governance and other developments in mutual fund governance. The committee meets with Independent Trustees at least once a year to discuss matters relating to fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the Fidelity funds' or the Board of Trustees' policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee shall have authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee's scope of responsibilities, and may retain, at the Fidelity funds' expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the Fidelity funds, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of FMR or its affiliates within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) that could create an appearance of lack of independence in respect of FMR and its affiliates; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend 11 meetings per year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the Fidelity funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the Fidelity funds' complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee. During the fiscal year ended February 28, 2006, the committee held 12 meetings.

The Board of Trustees established the Compliance Committee (composed of Ms. Small (Chair), Ms. Knowles, and Messrs. Lautenbach and Stavropoulos) in May 2005. The committee normally meets quarterly, or more frequently as called by the Chair. The committee oversees the administration and operation of the compliance policies and procedures of the Fidelity funds and their service providers as required by Rule 38a-1 of the 1940 Act. The committee is responsible for the review and approval of policies and procedures relating to (i) provisions of the Code of Ethics, (ii) anti-money laundering requirements, (iii) compliance with investment restrictions and limitations, (iv) privacy, (v) recordkeeping, and (vi) other compliance policies and procedures which are not otherwise delegated to another committee. The committee has responsibility for recommending to the Board the designation of a Chief Compliance Officer (CCO) of the Fidelity funds. The committee serves as the primary point of contact between the CCO and the Board, it oversees the annual performance review and compensation of the CCO, and if required, makes recommendations to the Board with respect to the removal of the appointed CCO. The committee receives reports of significant correspondence with regulators or governmental agencies, employee complaints or published reports which raise concerns regarding compliance matters, and copies of significant non-routine correspondence with the SEC. The committee receives reports from the CCO including the annual report concerning the funds' compliance policies as required by Rule 38a-1, quarterly reports in respect of any breaches of fiduciary duty or violations of federal securities laws, and reports on any other compliance or related matters that may have a significant impact on the funds. The committee will recommend to the Board, what actions, if any, should be taken with respect to such reports. During the fiscal year ended February 28, 2006, the committee held 13 meetings.

The Proxy Voting Committee is composed of Dr. Heilmeier (Chair), Mr. Lautenbach, and Ms. Small. The committee will meet as needed to review the fund's proxy voting policies, consider changes to the policies, and review the manner in which the policies have been applied. The committee will receive reports on the manner in which proxy votes have been cast under the proxy voting policies and reports on consultations between the fund's investment advisers and portfolio companies concerning matters presented to shareholders for approval. The committee will address issues relating to the fund's annual voting report filed with the SEC. The committee will receive reports concerning the implementation of procedures and controls designed to ensure that the proxy voting policies are implemented in accordance with their terms. The committee will consider FMR's recommendations concerning certain non-routine proposals not covered by the proxy voting policies. The committee will receive reports with respect to steps taken by FMR to assure that proxy voting has been done without regard to any other FMR relationships, business or otherwise, with that portfolio company. The committee will make recommendations to the Board concerning the casting of proxy votes in circumstances where FMR has determined that, because of a conflict of interest, the proposal to be voted on should be reviewed by the Board. The Board of Trustees established the Proxy Voting Committee in January 2006. During the fiscal year ended February 28, 2006, the committee held one meeting.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of PricewaterhouseCoopers LLP (PwC) has been selected as the independent registered public accounting firm for each fund. PwC, in accordance with Independence Standards Board Standard No. 1 (ISB No.1), has confirmed to the trust's Audit Committee that it is the independent registered public accounting firm with respect to the funds.

The independent registered public accounting firm examines annual financial statements for the funds and provides other audit-related, non-audit, and tax-related services to the funds. Representatives of PwC are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm relating to the operations or financial reporting of each of the Select funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to FMR and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds ("Fund Service Providers") that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. Non-audit services provided by a fund audit firm for a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) but that are expected to exceed $50,000 are also subject to pre-approval by the Audit Committee.

All Covered Services, as well as Non-Covered Services that are expected to exceed $50,000, must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee. Neither pre-approval nor advance notice of Non-Covered Service engagements for which fees are not expected to exceed $50,000 is required; such engagements are to be reported to the Audit Committee monthly.

The trust's Audit Committee has considered Non-Covered Services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the funds, taking into account representations from PwC, in accordance with ISB No.1, regarding its independence from the funds and its related entities.

Audit Fees. For each of the fiscal years ended February 28, 2006 and February 28, 2005, the aggregate Audit Fees billed by PwC for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for each fund and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2006A	2005A
Air Transportation	$ 28,000	$ 32,000
Automotive	$ 28,000	$ 32,000
Banking	$ 30,000	$ 34,000
Biotechnology	$ 33,000	$ 37,000
Brokerage and Investment Management	$ 31,000	$ 33,000
Business Services and Outsourcing	$ 28,000	$ 32,000
Chemicals	$ 29,000	$ 32,000
Computers	$ 30,000	$ 34,000
Construction and Housing	$ 29,000	$ 32,000
Consumer Industries	$ 28,000	$ 32,000
Cyclical Industries	$ 29,000	$ 33,000
Defense and Aerospace	$ 31,000	$ 33,000
Developing Communications	$ 30,000	$ 34,000
Electronics	$ 36,000	$ 40,000
Energy	$ 34,000	$ 33,000
Energy Service	$ 32,000	$ 33,000
Environmental	$ 28,000	$ 32,000
Financial Services	$ 31,000	$ 34,000
Food and Agriculture	$ 29,000	$ 32,000
Gold	$ 31,000	$ 34,000
Health Care	$ 36,000	$ 37,000
Home Finance	$ 30,000	$ 34,000
Industrial Equipment	$ 28,000	$ 32,000
Industrial Materials	$ 29,000	$ 32,000
Insurance	$ 29,000	$ 33,000
Leisure	$ 29,000	$ 33,000
Medical Delivery	$ 32,000	$ 33,000
Medical Equipment and Systems	$ 32,000	$ 34,000
Multimedia	$ 29,000	$ 32,000
Natural Gas	$ 33,000	$ 33,000
Natural Resources	$ 30,000	$ 32,000
Networking and Infrastructure	$ 28,000	$ 32,000
Paper and Forest Products	$ 28,000	$ 32,000
Pharmaceuticals	$ 29,000	$ 32,000
Retailing	$ 29,000	$ 32,000
Software and Computer Services	$ 30,000	$ 34,000
Technology	$ 34,000	$ 38,000
Telecommunications	$ 29,000	$ 33,000
Transportation	$ 29,000	$ 32,000
Utilities Growth	$ 29,000	$ 33,000
Wireless	$ 29,000	$ 33,000
Money Market	$ 28,000	$ 32,000
All funds in the Fidelity Group of Funds audited by PwC	$ 12,500,000	$ 11,200,000

A Aggregate amounts may reflect rounding.

Audit-Related Fees. In each of the fiscal years ended February 28, 2006 and February 28, 2005, the aggregate Audit-Related Fees billed by PwC for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2006A	2005A
Air Transportation	$ 0	$ 0
Automotive	$ 0	$ 0
Banking	$ 0	$ 0
Biotechnology	$ 0	$ 0
Brokerage and Investment Management	$ 0	$ 0
Business Services and Outsourcing	$ 0	$ 0
Chemicals	$ 0	$ 0
Computers	$ 0	$ 0
Construction and Housing	$ 0	$ 0
Consumer Industries	$ 0	$ 0
Cyclical Industries	$ 0	$ 0
Defense and Aerospace	$ 0	$ 0
Developing Communications	$ 0	$ 0
Electronics	$ 0	$ 0
Energy	$ 0	$ 0
Energy Service	$ 0	$ 0
Environmental	$ 0	$ 0
Financial Services	$ 0	$ 0
Food and Agriculture	$ 0	$ 0
Gold	$ 0	$ 0
Health Care	$ 0	$ 0
Home Finance	$ 0	$ 0
Industrial Equipment	$ 0	$ 0
Industrial Materials	$ 0	$ 0
Insurance	$ 0	$ 0
Leisure	$ 0	$ 0
Medical Delivery	$ 0	$ 0
Medical Equipment and Systems	$ 0	$ 0
Multimedia	$ 0	$ 0
Natural Gas	$ 0	$ 0
Natural Resources	$ 0	$ 0
Networking and Infrastructure	$ 0	$ 0
Paper and Forest Products	$ 0	$ 0
Pharmaceuticals	$ 0	$ 0
Retailing	$ 0	$ 0
Software and Computer Services	$ 0	$ 0
Technology	$ 0	$ 0
Telecommunications	$ 0	$ 0
Transportation	$ 0	$ 0
Utilities Growth	$ 0	$ 0
Wireless	$ 0	$ 0
Money Market	$ 0	$ 0

A Aggregate amounts may reflect rounding.

In each of the fiscal years ended February 28, 2006 and February 28, 2005, the aggregate Audit-Related Fees that were billed by PwC that were required to be approved by the Audit Committee for services rendered on behalf of the Fund Service Providers for assurance and related services that relate directly to the operations and financial reporting of each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Billed By	2006A	2005A
PwC	$ 0	$ 0

A Aggregate amounts may reflect rounding.

Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent registered public accounting firm. These audit-related services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended February 28, 2006 and February 28, 2005 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended February 28, 2006 and February 28, 2005 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

Tax Fees. In each of the fiscal years ended February 28, 2006 and February 28, 2005, the aggregate Tax Fees billed by PwC for professional services rendered for tax compliance, tax advice, and tax planning for each fund is shown in the table below.

Fund	2006A	2005A
Air Transportation	$ 2,000	$ 1,900
Automotive	$ 2,000	$ 1,900
Banking	$ 2,000	$ 1,900
Biotechnology	$ 2,000	$ 1,900
Brokerage and Investment Management	$ 2,000	$ 1,900
Business Services and Outsourcing	$ 2,000	$ 1,900
Chemicals	$ 2,000	$ 1,900
Computers	$ 2,000	$ 1,900
Construction and Housing	$ 2,000	$ 1,900
Consumer Industries	$ 2,000	$ 1,900
Cyclical Industries	$ 2,000	$ 1,900
Defense and Aerospace	$ 2,000	$ 1,900
Developing Communications	$ 2,000	$ 1,900
Electronics	$ 2,000	$ 1,900
Energy	$ 2,000	$ 1,900
Energy Service	$ 2,000	$ 1,900
Environmental	$ 2,000	$ 1,900
Financial Services	$ 2,000	$ 1,900
Food and Agriculture	$ 2,000	$ 1,900
Gold	$ 2,000	$ 1,900
Health Care	$ 2,000	$ 1,900
Home Finance	$ 2,000	$ 1,900
Industrial Equipment	$ 2,000	$ 1,900
Industrial Materials	$ 2,000	$ 1,900
Insurance	$ 2,000	$ 1,900
Leisure	$ 2,000	$ 1,900
Medical Delivery	$ 2,000	$ 1,900
Medical Equipment and Systems	$ 2,000	$ 1,900
Multimedia	$ 2,000	$ 1,900
Natural Gas	$ 2,000	$ 1,900
Natural Resources	$ 2,000	$ 1,900
Networking and Infrastructure	$ 2,000	$ 1,900
Paper and Forest Products	$ 2,000	$ 1,900
Pharmaceuticals	$ 2,000	$ 1,900
Retailing	$ 2,000	$ 1,900
Software and Computer Services	$ 2,000	$ 1,900
Technology	$ 2,000	$ 1,900
Telecommunications	$ 2,000	$ 1,900
Transportation	$ 2,000	$ 1,900
Utilities Growth	$ 2,000	$ 1,900
Wireless	$ 2,000	$ 1,900
Money Market	$ 2,000	$ 1,900

A Aggregate amounts may reflect rounding.

In each of the fiscal years ended February 28, 2006 and February 28, 2005, the aggregate Tax Fees billed by PwC that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2006A	2005A
PwC	$ 0	$ 0

A Aggregate amounts may reflect rounding.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent registered public accounting firm's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

There were no amounts, that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended February 28, 2006 and February 28, 2005 on behalf of each fund.

There were no amounts, that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended February 28, 2006 and February 28, 2005 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

All Other Fees. In each of the fiscal years ended February 28, 2006 and February 28, 2005, the aggregate Other Fees billed by PwC for all other non-audit services rendered to the funds is shown in the table below.

Fund	2006A	2005A
Air Transportation	$ 1,400	$ 1,300
Automotive	$ 1,400	$ 1,300
Banking	$ 1,700	$ 1,700
Biotechnology	$ 2,800	$ 2,900
Brokerage and Investment Management	$ 1,900	$ 1,600
Business Services and Outsourcing	$ 1,400	$ 1,300
Chemicals	$ 1,500	$ 1,300
Computers	$ 1,900	$ 1,900
Construction and Housing	$ 1,600	$ 1,400
Consumer Industries	$ 1,400	$ 1,300
Cyclical Industries	$ 1,400	$ 1,300
Defense and Aerospace	$ 2,000	$ 1,600
Developing Communications	$ 1,800	$ 1,800
Electronics	$ 3,800	$ 3,900
Energy	$ 3,000	$ 1,700
Energy Service	$ 2,400	$ 1,700
Environmental	$ 1,400	$ 1,300
Financial Services	$ 1,800	$ 1,700
Food and Agriculture	$ 1,500	$ 1,400
Gold	$ 2,100	$ 1,800
Health Care	$ 3,300	$ 2,900
Home Finance	$ 1,700	$ 1,600
Industrial Equipment	$ 1,400	$ 1,300
Industrial Materials	$ 1,500	$ 1,400
Insurance	$ 1,500	$ 1,400
Leisure	$ 1,500	$ 1,400
Medical Delivery	$ 2,500	$ 1,500
Medical Equipment and Systems	$ 2,400	$ 1,900
Multimedia	$ 1,400	$ 1,400
Natural Gas	$ 2,600	$ 1,600
Natural Resources	$ 1,800	$ 1,400
Networking and Infrastructure	$ 1,500	$ 1,400
Paper and Forest Products	$ 1,400	$ 1,300
Pharmaceuticals	$ 1,500	$ 1,300
Retailing	$ 1,400	$ 1,300
Software and Computer Services	$ 1,900	$ 1,900
Technology	$ 3,100	$ 3,100
Telecommunications	$ 1,700	$ 1,600
Transportation	$ 1,400	$ 1,300
Utilities Growth	$ 1,700	$ 1,500
Wireless	$ 1,700	$ 1,600
Money Market	$ 1,500	$ 1,500

A Aggregate amounts may reflect rounding.

In each of the fiscal years ended February 28, 2006 and February 28, 2005, the aggregate Other Fees billed by PwC that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2006A	2005A
PwC	$ 155,000	$ 520,000

A Aggregate amounts may reflect rounding.

Fees included in the All Other Fees category include services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the fund.

There were no amounts, that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended February 28, 2006 and February 28, 2005 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended February 28, 2006 and February 28, 2005 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

For the fiscal years ended February 28, 2006 and February 28, 2005, the aggregate fees billed by PwC of and $1,325,000A and $1,450,000A, B respectively, for non-audit services rendered on behalf of the funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

Billed By	2006A	2006A	2005A	2005A
	Covered Services	Non-Covered Services	Covered Services	Non-Covered Services
PwC	$ 325,000	$ 1,000,000	$ 650,000	$ 800,000B

A Aggregate amounts may reflect rounding.

B Reflects current period presentation.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 82 Devonshire Street, Boston, Massachusetts 02109.

NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

Please advise the trust, in care of Fidelity Service Company, Inc., P.O. Box 789, Boston, MA 02109, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

Fidelity is a registered trademarks of FMR Corp.

The third party marks appearing above are the marks of their respective owners.

1.750519.102	\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\	SP-PXS-0706

Form of Proxy Card: Air Transportation Portfolio, Automotive Portfolio, Biotechnology Portfolio, Brokerage and Investment Management Portfolio, Chemicals Portfolio, Computers Portfolio, Defense and Aerospace Portfolio, Electronics Portfolio, Energy Portfolio, Energy Service Portfolio, Environmental Services Portfolio, Financial Services Portfolio, Gold Portfolio, Health Care Portfolio, Industrial Equipment Portfolio, Insurance Portfolio, Leisure Portfolio, Medical Delivery Portfolio, Medical Equipment and Systems Portfolio, Money Market Portfolio, Multimedia Portfolio, Natural Gas Portfolio, Natural Resources Portfolio, Networking and Infrastructure Portfolio, Paper and Forest Products Portfolio, Pharmaceuticals Portfolio, Retailing Portfolio, Software and Computer Services Portfolio, Technology Portfolio, Telecommunications Portfolio, Transportation Portfolio, Utilities Growth Portfolio, Wireless Portfolio

Fidelity Investments® (logo)	Vote this proxy card TODAY!
Your prompt response will save the expense
PO Box 145421 Cincinnati, Ohio 45250-5421	of additional mailings.
Vote by Touch-Tone Phone, by Mail, or via the Internet!!
	CALL:	To vote by phone call toll-free 1-888-221-0697 and follow the recorded instructions.
	LOG-ON:	Vote on the internet at www.proxyweb.com/proxy and follow the on-screen instructions.
[Control # Prints Here]	MAIL:	Return the signed proxy card in the enclosed envelope.

[TRUST NAME: FUND NAME Prints Here]
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Margaret A. Carey, and Cornelia Small, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Select Portfolios as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on September 20, 2006 at 9:00 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

...........................................................................	...........................................................................	(down arrow)
...........................................................................	...........................................................................	PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.
...........................................................................	...........................................................................	Date _____________________
...........................................................................	...........................................................................

_____________________________________

_____________________________________

_____________________________________

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person's title.

(down arrow)	...........................................................................	(down arrow)
...........................................................................	...........................................................................	Fidelity Select Portfolios-9/2006-LP

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

(down arrow)	...........................................................................	(down arrow)

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.
1.	To elect the nominees specified below as Trustees:
	(01) Dennis J. Dirks (02) Albert R. Gamper, Jr. (03) Robert M. Gates (04) George H. Heilmeier (05) Edward C. Johnson 3d (06) Stephen P. Jonas (07) James H. Keyes (effective 01/01/07)	(08) Marie L. Knowles (09) Ned C. Lautenbach (10) William O. McCoy (11) Robert L. Reynolds (12) Cornelia M. Small (13) William S. Stavropoulos (14) Kenneth L. Wolfe	FOR all nominees listed (except as noted on the line at left) (_)	WITHHOLD authority to vote for all nominees (_)
___________________________________________________________ (Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)
PLEASE SIGN ON THE REVERSE SIDE.
(down arrow)	SP-PXC-0706-LPAI/AUT/BAN/BIO/BRO/BSO/CHE/COM/HOU/CPR/YC/DEF/DEV/ELE/	(down arrow)

Form of Proxy Card: Banking Portfolio, Business Services and Outsourcing Portfolio, Construction and Housing Portfolio, Consumer Industries Portfolio, Cyclical Industries Portfolio, Developing Communications Portfolio, Food and Agriculture Portfolio, Home Finance Portfolio, Industrial Materials Portfolio

Fidelity Investments® (logo)	Vote this proxy card TODAY!
Your prompt response will save the expense
PO Box 145421 Cincinnati, Ohio 45250-5421	of additional mailings.
Vote by Touch-Tone Phone, by Mail, or via the Internet!!
	CALL:	To vote by phone call toll-free 1-888-221-0697 and follow the recorded instructions.
	LOG-ON:	Vote on the internet at www.proxyweb.com/proxy and follow the on-screen instructions.
[Control # Prints Here]	MAIL:	Return the signed proxy card in the enclosed envelope.

[TRUST NAME: FUND NAME Prints Here]
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Margaret A. Carey, and Cornelia Small, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Select Portfolios as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on September 20, 2006 at 9:00 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

...........................................................................	...........................................................................	(down arrow)
...........................................................................	...........................................................................	PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.
...........................................................................	...........................................................................	Date _____________________
...........................................................................	...........................................................................

_____________________________________

_____________________________________

_____________________________________

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person's title.

(down arrow)	...........................................................................	(down arrow)
...........................................................................	...........................................................................	Fidelity Select Portfolios-9/2006-LP

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL[S].

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

(down arrow)	...........................................................................	(down arrow)

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.
1.	To elect the nominees specified below as Trustees:
	(01) Dennis J. Dirks (02) Albert R. Gamper, Jr. (03) Robert M. Gates (04) George H. Heilmeier (05) Edward C. Johnson 3d (06) Stephen P. Jonas (07) James H. Keyes (effective 01/01/07)	(08) Marie L. Knowles (09) Ned C. Lautenbach (10) William O. McCoy (11) Robert L. Reynolds (12) Cornelia M. Small (13) William S. Stavropoulos (14) Kenneth L. Wolfe	FOR all nominees listed (except as noted on the line at left) (_)		WITHHOLD authority to vote for all nominees (_)
___________________________________________________________ (Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)
			FOR	AGAINST	ABSTAIN
2a-10a.	To modify the fundamental "invests primarily" policy.		(_)	(_)	(_)
2b-10b.	To modify the fundamental concentration policy.		(_)	(_)	(_)
PLEASE SIGN ON THE REVERSE SIDE.
(down arrow)	SP-PXC-0706-LPAIR/AUT/BAN/BIO/BRO/BSO/CHE/COM/HOU/CPR/YC/DEF/DEV/ELE/	(down arrow)